                                                               EXHIBIT 10.7



















                                STATE STREET SOLUTIONS
                                ----------------------
                         PROTOTYPE DEFINED CONTRIBUTION PLAN
                         -----------------------------------

                               (Basic Plan Document 01)

                                          TABLE OF CONTENTS
                                          -----------------

                                                                                                           PAGE
                                                                                                           ----


SECTION 1.....................................................................................................1
---------
  Introduction................................................................................................1
  ------------
        Purpose...............................................................................................1
        -------
        Adoption of the Plan..................................................................................1
        --------------------
        Administration........................................................................................1
        --------------
        Notices...............................................................................................2
        -------

SECTION 2.....................................................................................................3
---------
  Definitions.................................................................................................3
  -----------
        Adoption Agreement....................................................................................3
        ------------------
        Code................................................................................................. 3
        ----
        Compensation..........................................................................................3
        ------------
        Disability............................................................................................4
        ----------
        Earned Income.........................................................................................4
        -------------
        Effective Date........................................................................................4
        --------------
        Employee..............................................................................................4
        --------
        Employer..............................................................................................5
        --------
        Entry Date............................................................................................5
        ----------
        ERISA.................................................................................................5
        -----
        Fiscal Year...........................................................................................5
        -----------
        Highly Compensated Employee...........................................................................5
        ---------------------------
        Hour of Service.......................................................................................6
        ---------------
        Leased Employee.......................................................................................8
        ---------------
        Leave of Absence......................................................................................8
        ----------------
        Limitation Year.......................................................................................8
        ---------------
        Maternity or Paternity Absence........................................................................8
        ------------------------------
        One-Year Break in Service.............................................................................9
        -------------------------
        Participant..........................................................................................10
        -----------
        Plan................................................................................................ 10
        -----
        Plan Year............................................................................................10
        ---------
        Predecessor Employer.................................................................................10
        --------------------
        Related Employer.....................................................................................10
        ----------------
        Self-Employed Individual.............................................................................10
        ------------------------
        Trust................................................................................................11
        -----
        Trust Fund...........................................................................................11
        ----------
        Trustee..............................................................................................11
        -------
        Year of Service......................................................................................11
        ---------------

SECTION 3....................................................................................................12
---------
  Eligibility and Participation..............................................................................12
  -----------------------------
        Eligibility..........................................................................................12
        -----------
        Notice of Participation..............................................................................12
        -----------------------
        Leave of Absence.....................................................................................13
        ----------------
        Employer Records.....................................................................................13
        ----------------

SECTION 4....................................................................................................14
---------

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


                                                                                                           PAGE
                                                                                                           ----

 Compensation Deferral Contributions.........................................................................14
 -----------------------------------
        Compensation Deferral Contributions..................................................................14
        -----------------------------------
        Deduction of Compensation Deferral Contributions.....................................................14
        ------------------------------------------------
        Variation, Discontinuance and Resumption of Compensation Deferral Contributions......................14
        -------------------------------------------------------------------------------
        Calendar Year Dollar Limitation on Compensation Deferral Contributions...............................15
        ----------------------------------------------------------------------
        Limitation on Compensation Deferral Contributions....................................................16
        -------------------------------------------------
        Limitation on Voluntary and Employer Matching Contributions..........................................18
        -----------------------------------------------------------
        Prohibition of Contributions by Highly Compensated Employees.........................................20
        ------------------------------------------------------------
        Two or More Plans....................................................................................20
        -----------------
        Distribution Restrictions............................................................................21
        -------------------------
        Other Requirements...................................................................................22
        ------------------


SECTION 5....................................................................................................25
---------
  Participant Contributions..................................................................................25
  -------------------------
        Voluntary Participant Contributions..................................................................25
        -----------------------------------
        Deduction or Payment of Voluntary Contributions......................................................25
        -----------------------------------------------
        Variation, Discontinuance and Resumption of Voluntary Contributions..................................25
        -------------------------------------------------------------------
        No Deductible Employee Contributions.................................................................25
        ------------------------------------


SECTION 6....................................................................................................27
---------
  Employer Contributions.....................................................................................27
  ----------------------
        Employer Contributions...............................................................................27
        ----------------------
        Compensation Deferral Contributions..................................................................27
        -----------------------------------
        Employer Matching Contributions......................................................................27
        -------------------------------
        Payment of Employer Contributions....................................................................28
        ---------------------------------
        Verification of Employer Contributions...............................................................28
        --------------------------------------
        No Responsibility for Collection or Verification.....................................................28
        ------------------------------------------------
        Limitations on Employer Contributions................................................................28
        -------------------------------------


SECTION 7....................................................................................................29
---------
  Period of Participation....................................................................................29
  -----------------------
        Settlement Dates.....................................................................................29
        ----------------
        Restricted Participation.............................................................................29
        ------------------------


SECTION 8....................................................................................................31
---------
  Accounting.................................................................................................31
  ----------
        Separate Accounts....................................................................................31
        -----------------
        Accounting Dates.....................................................................................32
        ----------------
        Adjustment of Accounts...............................................................................32
        ----------------------
        Valuation Date.......................................................................................32
        --------------
        Crediting of Compensation Deferral Contributions and Voluntary Contributions.........................33
        ----------------------------------------------------------------------------
        Allocation and Crediting of Employer Matching Contributions..........................................33
        -----------------------------------------------------------
        Allocation and Crediting of Employer Contributions...................................................33
        --------------------------------------------------
        Allocation and Crediting of Forfeitures..............................................................35
        ---------------------------------------
        Charging Withdrawals and Distributions...............................................................36
        --------------------------------------
        Rollovers............................................................................................36
        ---------



                                                                                                           PAGE
                                                                                                           ----

        Statements...........................................................................................36
        ----------

SECTION 9....................................................................................................38
---------
  Investments................................................................................................38
  -----------
        Investment Option Selection..........................................................................38
        ---------------------------
        Investment Option Subaccounts........................................................................38
        -----------------------------
        Elections to Change Investments......................................................................39
        -------------------------------
        Accounting for Investments...........................................................................39
        --------------------------
        Participant Directed Brokerage Accounts..............................................................39
        ---------------------------------------
        Investment Restrictions..............................................................................41
        -----------------------


SECTION 10...................................................................................................42
----------
  Payment of Account Balances................................................................................42
  ---------------------------
        Retirement or Death..................................................................................42
        -------------------
        Resignation or Dismissal.............................................................................42
        ------------------------
        Manner of Distribution...............................................................................42
        ----------------------
        Death Distribution Provisions........................................................................44
        -----------------------------
        Commencement of Distributions........................................................................45
        -----------------------------
        Distribution Requirements............................................................................45
        -------------------------
        Consent to Distribution..............................................................................46
        -----------------------
        Beneficiary Designation..............................................................................47
        -----------------------
        Missing Participants or Beneficiaries................................................................48
        -------------------------------------
        Facility of Payment..................................................................................49
        -------------------
        Definitions..........................................................................................49
        -----------
        Distribution to Alternate Payees.....................................................................52
        --------------------------------


SECTION 11...................................................................................................53
----------
  Joint and Survivor Annuity Requirements....................................................................53
  ---------------------------------------
        Qualified Joint and Survivor Annuity.................................................................53
        ------------------------------------
        Qualified Preretirement Survivor Annuity.............................................................53
        ----------------------------------------
        Definitions..........................................................................................54
        -----------
        Notice Requirements..................................................................................56
        -------------------
        Exceptions to Notice Requirements....................................................................57
        ---------------------------------
        Safe Harbor Rules....................................................................................57
        -----------------


SECTION 12...................................................................................................59
----------
  Withdrawals and Distributions During Employment............................................................59
  -----------------------------------------------
        Withdrawal of Voluntary Participant Contributions....................................................59
        -------------------------------------------------
        Pre-Termination Distributions........................................................................59
        -----------------------------
        Charging and Payment of Withdrawals..................................................................59
        -----------------------------------
        Loans to Participants................................................................................60
        ---------------------
        Hardship Withdrawals.................................................................................63
        --------------------


SECTION 13...................................................................................................66
----------
  No Reversion in Employer...................................................................................66
  ------------------------

SECTION 14...................................................................................................67
----------
  Reemployment and Employment With Related Employers.........................................................67
  --------------------------------------------------



                                                                                                           PAGE
                                                                                                           ----


        Reemployment Before Break in Service.................................................................67
        ------------------------------------
        Reemployment After Break in Service..................................................................67
        -----------------------------------
        Restoration of Forfeitures...........................................................................68
        --------------------------
        Employment With Related Employers....................................................................68
        ---------------------------------




SECTION 15...................................................................................................70
----------
  General Provisions.........................................................................................70
  ------------------
        Information Furnished by Participants................................................................70
        -------------------------------------
        Information Furnished to Trustee.....................................................................70
        --------------------------------
        Inalienability of Benefits...........................................................................70
        --------------------------
        Absence of Guaranty..................................................................................70
        -------------------
        Employment Rights....................................................................................70
        -----------------
        Gender and Number....................................................................................70
        -----------------
        Administrative Decisions Final.......................................................................70
        ------------------------------
        Evidence.............................................................................................71
        --------
        Action by Employer...................................................................................71
        ------------------
        Uniform Rules........................................................................................71
        -------------
        Controlling Law......................................................................................71
        ---------------
        Waiver of Notice.....................................................................................71
        ----------------
        Successor to an Employer.............................................................................71
        ------------------------
        Claims Procedure.....................................................................................72
        ----------------
        Litigation by Participants...........................................................................73
        --------------------------
        Amendments of Vesting Schedule.......................................................................73
        ------------------------------
        Qualification of Plan................................................................................73
        ---------------------
        Compliance with ERISA and Severability...............................................................74
        --------------------------------------
        Control of Trades or Businesses by Owner-Employee....................................................74
        -------------------------------------------------
        Portability..........................................................................................75
        -----------

SECTION 16...................................................................................................76
----------
  Amendment and Termination..................................................................................76
  -------------------------
        Amendment by the Employer............................................................................76
        -------------------------
        Amendment by Sponsor.................................................................................77
        --------------------
        Termination..........................................................................................78
        -----------
        Notice of Amendment or Termination...................................................................79
        ----------------------------------
        Vesting and Distribution on Termination..............................................................79
        ---------------------------------------
        Merger or Consolidation..............................................................................79
        -----------------------



SECTION 17...................................................................................................80
----------
  Benefit Limitations........................................................................................80
  -------------------
        Single Plan..........................................................................................80
        -----------
        Estimated Compensation...............................................................................80
        ----------------------
        Actual Compensation..................................................................................80
        -------------------
        Excess Amount in Single Plan.........................................................................80
        ----------------------------
        Two or More Qualified Plans (Master or Prototype Plans)..............................................82
        -------------------------------------------------------
        Estimated Compensation (Two or More Plans)...........................................................82
        ------------------------------------------
        Actual Compensation (Two or More Plans)..............................................................82
        ---------------------------------------
        Treatment of Excesses (Two or More Plans)............................................................82
        -----------------------------------------
        Coincident Allocations (Two or More Plans)...........................................................83
        ------------------------------------------
        Two or More Qualified Plans (Other than Master or Prototype Plans)...................................83
        ------------------------------------------------------------------
        Combined Plan Limitation.............................................................................83
        ------------------------



                                                                                                           PAGE
                                                                                                           ----


        Definitions Relative to Benefit Limitations..........................................................83
        -------------------------------------------


SECTION 18...................................................................................................89
----------
  Predecessor Plan...........................................................................................89
  ----------------

SECTION 19...................................................................................................90
----------
  Special Rules Applicable When Plan is Top-Heavy............................................................90
  -----------------------------------------------
        Purpose and Effect...................................................................................90
        ------------------
        Top-Heavy Plan.......................................................................................90
        --------------
        Key Employee.........................................................................................91
        ------------
        Aggregation of Plans.................................................................................92
        --------------------
        Minimum Vesting......................................................................................92
        ---------------
        Minimum Employer Contribution........................................................................93
        -----------------------------
        Coordination of Benefits.............................................................................93
        ------------------------
        Adjustment of Combined Benefit Limitations...........................................................93
        ------------------------------------------
        Benefit Accrual......................................................................................94
        ---------------


SECTION 20...................................................................................................95
----------
  Direct Transfer of Eligible Rollover Distributions.........................................................95
  --------------------------------------------------
        Purpose..............................................................................................95
        -------
        Definition of Eligible Rollover Distribution.........................................................95
        --------------------------------------------
        Definition of Eligible Retirement Plan...............................................................95
        --------------------------------------
        Definition of Distributee............................................................................95
        -------------------------
        Definition of Direct Rollover........................................................................96
        -----------------------------


                                  DEFINED TERMS
                                  -------------


TERMS                                                                                    SECTION          PAGE
-----                                                                                    -------          ----

Account                                                                                    8.1             37
Accounting Date                                                                            8.2             37
Actual Deferral Percentage                                                                 4.5             19
Administrator                                                                              1.3              1
Adoption Agreement                                                                         2.1              3
Annual Addition                                                                           17.12            97
Code                                                                                       2.2              3
Compensation                                                                               2.3              3
Compensation Deferral Contributions                                                        4.1             16
Compensation Deferral Contribution Account                                                 8.1             36
Disability                                                                                 2.4              4
Earned Income                                                                              2.5              5
Effective Date                                                                             2.6              5
Employee                                                                                   2.7              5
Employer                                                                                   2.8              5
Employer Contributions                                                                     6.1             31
Employer Contribution Account                                                              8.1             36
Employer Matching Contributions                                                            6.3             32
Employer Matching Contribution Account                                                     8.1             36
Entry Date                                                                                 2.9              5
ERISA                                                                                      2.10             6
Excess Aggregate Contributions                                                             4.6             23
Fiscal Year                                                                                2.11             6
Forfeiture                                                                                 8.8             41
Highly Compensated Employee                                                                2.12             6
Hour of Service                                                                            2.13             7
Key Employee                                                                              19.3            106
Leased Employee                                                                            2.14             9
Leave of Absence                                                                           2.15             9
Limitation Year                                                                            2.16             9
Maternity or Paternity Absence                                                             2.17            10
Normal Retirement Age                                                                      7.1             34
One-Year Break in Service                                                                  2.18            10
Owner-Employee                                                                             2.7              5
Participant                                                                                2.19            11
Participant Rollover Account                                                               8.1             37
Plan                                                                                       2.20            11
Plan Year                                                                                  2.21            11



                                  DEFINED TERMS
                                  -------------


TERMS                                                                                   SECTION          PAGE
-----                                                                                   -------          ----

Predecessor Employer                                                                       2.22            12
Predecessor Plan                                                                          18              104
Qualified Matching Contributions                                                           6.3             32
Qualified Nonelective Contributions                                                        4.5             20
Related Employer                                                                           2.23            12
Regular Accounting Date                                                                    8.2             37
Self-Employed Individual                                                                   2.24            12
Special Accounting Date                                                                    8.2             37
Sponsor                                                                                    1.1              1
Super Top Heavy Plan                                                                      19.8            110
Top Heavy Plan                                                                            19.2            105
Trust                                                                                      2.25            12
Trust Fund                                                                                 2.26            12
Trustee                                                                                    2.27            13
Valuation Date                                                                             8.4             38
Vested Percentage                                                                         10.2             49
Vesting Period                                                                            10.2             49
Voluntary Contributions                                                                    5.1             29
Voluntary Contributions Account                                                            8.1             36
Year of Service                                                                            2.28            13

                                STATE STREET SOLUTIONS
                                ----------------------

                         PROTOTYPE DEFINED CONTRIBUTION PLAN
                         -----------------------------------


                                      SECTION 1
                                      ---------

                                     Introduction
                                     ------------

                     1.1. PURPOSE. This plan is a prototype defined con-tribution plan sponsored by State Street Bank and Trust Company (the "sponsor") which may be adopted as a money purchase pen-sion plan or a profit sharing plan, including a salary reduc-tion arrangement under Code Section 401(k). With the consent of the sponsor, the employer (as defined in subsection 2.8) may adopt the plan by executing the adoption agreement (as defined in subsection 2.1) in the form attached hereto. The purpose of the plan is to enable the eligible employees of the employer to provide for their future security by accumulating funds and sharing in the contributions of the employer.


                     1.2. ADOPTION OF THE PLAN. With the sponsor's con-sent, the employer may adopt the plan and become a party to the trust which forms a part of the plan by completing and signing the adoption agreement in the form attached hereto. The plan may be adopted by the employer as a single-employer plan, a plan of a controlled group of corporations, a plan of trades or business under common control or a plan of an affiliated ser-vice group, as the employer has specified in its adoption agreement. The plan contains certain variable features which the employer has specified in the adoption agreement. Only those variable features specified by the employer in the adop-tion agreement will be applicable to the employer.


                     1.3. ADMINISTRATION. The plan shall be administered by a plan administrator (the "administrator") designated by the employer in the adoption agreement and, for purposes of Section 3(16)(A) of the Employee Retirement Income Security Act of 1974, the administrator shall be considered the "plan adminis-trator." The administrator has the discretionary authority to construe and interpret the provisions of the plan and make factual determinations thereunder, including the power to de-termine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the plan, and to remedy ambiguities, inconsistencies or omis-sions, and such determinations shall be binding on all parties. The administrator from time to time may adopt such rules and regulations as may be necessary or desirable for the proper and efficient administration of the plan and as are consistent with the terms of the plan. The administrator may designate other persons to carry out fiduciary responsibilities (other than those relating to the management or control of plan assets as provided in the trust agreement). The employer shall certify from time to time to the trustee any change in the identity of the administrator.


                     1.4. NOTICES. Any notices, documents or forms re-quired to be given to or filed with an employer may be deliv-ered or mailed by certified mail, postage prepaid, to the em-ployer at its principal place of business, as specified in the adoption agreement.

                                      SECTION 2
                                      ---------

                                     Definitions
                                     -----------

                     2.1. "ADOPTION AGREEMENT" shall mean the form designed by the sponsor, executed by the employer and attached hereto, which agreement shall constitute a part of the plan.


                     2.2. "CODE" shall mean the Internal Revenue Code of 1986, as amended.


                     2.3. "COMPENSATION" shall mean a participant's earn-ings paid to him by the employer for the plan year, as reported on the participant's Federal Income Tax Withholding Statement (Form W-2). The employer may elect in the adoption agreement to modify the foregoing definition of compensation to include any amount which is not includible in the gross income of the employee under Code Sections 125, 402(e)(3), 402(h), 457(b), 403(b) or 414(h)(2). The employer may also separately elect in the adoption agreement to reduce a participant's compensation for purposes of the plan by such items as the employer may elect. Notwithstanding the foregoing, the compensation of a self-employed individual (as defined in subsection 2.24) shall mean his earned income (as defined in subsection 2.5).

           For plan years beginning on or after January 1, 1989 and before January 1, 1994, the annual compensation of each participant taken into account under the plan for any plan year shall not exceed $200,000, as adjusted by the Secretary of Treasury at the same time and in the same manner as under Section 415(d) of the Code. For plan years beginning on or after January 1, 1994, the annual compensation of each participant taken into account under the plan shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensa-tion limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

           In determining the compensation of a participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the year. If as a result of the applica-tion of such rules, the adjusted annual compensation limitation is exceeded, then (except for purposes of determining the por-tion of compensation up to the integration level if this plan provides for permitted disparity) the limitation shall be pro-rated among the affected individuals in proportion to each such individual's compensation, as determined under this subsection prior to the application of the limitation.

           If the compensation for any prior determination period is taken into account in determining a participant's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the applicable annual com-pensation limit in effect for that prior determination period. For this purpose, in determining allocations in plan years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000; and in determining allocations in plan years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.


                     2.4. "DISABILITY" shall mean an inability to perform any of the duties assigned by an employer because of a medical-ly determinable physical or mental impairment which can be expected to result in death or which has lasted or can be ex-pected to last for a continuous period of at least twelve months. The permanence and degree of such impairment shall be determined by a qualified physician selected or approved by the administrator. If a participant is eligible for and receives Social Security disability benefits, the participant will be deemed to be disabled for purposes of this subsection 2.4.


                     2.5. "EARNED INCOME" shall mean the net earnings from self-employment in the trade or business with respect to which the plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not includ-ed in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the employer to a qualified plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the employer by Section 164(f) of the Code.

                     2.6. "EFFECTIVE DATE" shall mean the date specified by the employer in the adoption agreement as the effective date of the plan.


                     2.7. "EMPLOYEE" shall mean any person who is employ-ed by an employer maintaining the plan in the conduct of the business to which the plan relates, or by any other employer required to be aggregated with such employer under Sections 414(b), (c), (m) or (o) of the Code. The term employee shall also include any partner of an employer, a sole proprietor who is an employer, and any leased employee deemed to be an employ-ee of any employer described in the previous sentence as pro-vided in Sections 414(n) or (o) of the Code. The term "owner-employee" shall mean an individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.


                     2.8. "EMPLOYER" shall mean the employer and any related employer which adopts the plan and becomes a party to the trust with the consent of the employer (also referred to herein collectively as the "employers" or singularly as the "employer").


                     2.9. "ENTRY DATE" shall mean the day or dates in each plan year on which eligible employees become participants in the plan, as specified by the employer in the adoption agreement.


                     2.10. "ERISA" shall mean the Employee Retirement Income Security Act of 1974.


                     2.11. "FISCAL YEAR" shall mean the taxable year of the employer for federal income tax purposes.


                     2.12. "HIGHLY COMPENSATED EMPLOYEE" shall mean high-ly compensated active employees and highly compensated former employees. A highly compensated active employee includes any employee who performs service for the employer during the de-termination year and who, during the look-back year: (i) re-ceived compensation from the employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the employer in excess of $50,000 (as adjust-ed pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term highly com-pensated employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the employer during the determination year;

           and (ii) employees who are 5-percent owners at any time during the look-back year or the determination year.

           If no officer has satisfied the compensation requirement of
           (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee. For purposes of this subsec-tion, the determination year shall be the plan year. The look-back year shall be the twelve-month period immediately preced-ing the determination year or, if the administrator so elects, the calendar year ending with or within the determination year.

           A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determi-nation year ending on or after the employee's 55th birthday.

           If an employee is, during a determination year or look-back year, a family member of either a 5-percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the employer during such year, then such family member and the 5-percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5-percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5-percent owner or top-ten highly com-pensated employee. For purposes of this subsection, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants. The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accor-dance with Section 414(q) of the Code and the regulations thereunder.


                     2.13.  "Hour of Service" shall mean:

                     (a) Each hour for which an employee is paid or entitled to payment by an employer for the performance of duties. These hours shall be credited to the employee for the period or periods in which such duties are per-formed;

                     (b) Each hour for which an employee is paid or entitled to payment by an employer for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vaca-tion, holiday, illness, incapacity (includ-ing disability), layoff, jury duty, mili-tary duty or leave of absence, provided that no more than 501 hours will be credit-ed for any single continuous period of absence. Hours under this subparagraph will be calculated and credited pursuant to
                          Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference;

                     (c) Each hour for which an employee has been credited with back pay awarded or agreed to by the employer, irrespective of mitigation of damages. The same hours of service will not be credited under both subparagraph (a) or (b) above, as the case may be, and under this subparagraph (c). These hours will be credited to the employee for the period to which the award or agreement relates rather than the period in which the award, agree-ment or payment is made; and

                     (d) Hours of service will be credited for em-ployment with other members of an affil-iated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)) of which an adopting employer is a member, and any other entity required to be aggregated with such employer pursuant to Code Section 414(o) and the regulations thereunder. Hours of service will also be credited for any individual considered an employee for purposes of this plan under Code Section 414(n) or Code Section 414(o) and the regu-lations thereunder.

           In computing hours of service for purposes of this subsection 2.13, each employee shall be credited with (i) his actual hours of service, (ii) ten hours of service for each day in which the employee completes at least one hour of service, (iii) 45 hours of service for each week in which the employee completes at least one hour of service, or (iv) 190 hours of service for each month in which the employee completes at least one hour of service, whichever the employer specifies in the adoption agreement.


                     2.14. "LEASED EMPLOYEE" shall mean any person (other than an employee of the recipient employer) who pursuant to an agreement between the recipient employer and any other person ("leasing organization") has performed services for the recipi-ent employer (or for the recipient and related persons deter-mined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services per-formed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be con-sidered an employee of the recipient employer if: (i) such employee is covered by a money purchase pension plan providing:
           (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, (2) immediate par-ticipation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipi-ent employer's nonhighly compensated workforce.

                     2.15. "LEAVE OF ABSENCE" shall mean an absence from work which is not treated by the employer as a termination of the employee's employment or association with the employer or an absence from work that is required by law to be treated as a leave of absence. Leaves of absence will be granted under rules of the employer applied uniformly to all employees simi-larly situated.


                     2.16.  "LIMITATION YEAR" shall mean the plan year.


                     2.17. "MATERNITY OR PATERNITY ABSENCE" shall mean an employee's absence from work because of the pregnancy of the employee or birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for purposes of caring for the child immediately following such birth or placement. The ad-ministrator may require the employee to furnish such informa-tion as the administrator considers necessary to establish that the employee's absence was for one of the reasons specified above.

                     2.18. "ONE-YEAR BREAK IN SERVICE" shall mean one of the following, depending on the method of calculating years of service selected by the employer in its adoption agreement:

                     (a) If the employer has specified that years of service will be based upon hours of ser-vice, then, for purposes of eligibility, a one-year break in service shall occur at the end of any twelve consecutive month period ending on the anniversary of the date the employee first completes one hour of service (the employee's employment com-mencement date) and during which such em-ployee does not complete more than 500 hours of service; and for purposes of determining a participant's vesting per-centage, a one-year break in service shall occur at the end of any plan year during which a terminated participant or employee does not complete more than 500 hours of service. In the case of a maternity or paternity absence, an employee shall be credited, for the first plan year in which such employee otherwise would have incurred a one-year break in service (and solely for purposes of determining whether such a break in service has occurred), with the hours of service which normally would have been credited to him but for such absence (or, if the administrator is unable to determine the hours which would have been so credited, eight hours for each work day of such absence), but in no event more than 501 hours for any one absence.

                     (b) If the employer has specified the elapsed time method of calculating years of service in the adoption agreement pursuant to sub-
                          section 2.28, each twelve consecutive month period commencing on the participant's em-ployment termination date and each anni-versary thereof, during which a participant is not employed by the employer. An em-ployee's employment termination date shall be the date the employee retires, quits or is discharged, or if earlier, the twelve-month anniversary of the date on which the employee was otherwise first absent from service. If an employee is absent from work by reason of a maternity or paternity absence, the twelve consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service.


                     2.19. "PARTICIPANT" shall mean an employee covered under the plan in accordance with subsection 3.1.


                     2.20. "PLAN" shall mean State Street Solutions Prototype Defined Contribution Plan and the adoption agreement forming a part thereof as adopted by the employer. A copy of the plan (and the trust forming a part of the plan), as amended from time to time, will be on file at the office of the employ-er and may be examined by any participant.


                     2.21. "PLAN YEAR" shall mean a calendar year, the fiscal year of the employer or some other fiscal year, as spec-ified by the employer in the adoption agreement.

                     2.22. "PREDECESSOR EMPLOYER" shall mean any corpora-tion or other entity, the stock, assets or business of which was acquired by the employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto. If the employer has so designated in the adoption agreement, or if the employer maintains a plan of a predecessor employer, employment with the predecessor employer will be considered employment with the employer for all purposes of the plan.


                     2.23. "RELATED EMPLOYER" shall mean (i) a member of a controlled group of corporations within the meaning of Sec-tion 414(b) of the Code of which an employer is also a member,
           (ii) an incorporated or unincorporated trade or business under common control with an employer within the meaning of Section 414(c) of the Code, or (iii) a member of an affiliated service group within the meaning of Section 414(m) of the Code of which an employer is also a member, and any other entity required to be aggregated with the employer pursuant to regulations under
           Section 414(o) of the Code.


                     2.24. "SELF-EMPLOYED INDIVIDUAL" shall mean an indi-vidual who has earned income for the taxable year from the trade or business for which the plan is established, as well as an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

                     2.25. "TRUST" shall mean the trust agreement which forms a part of the plan pursuant to which funds contributed under the plan are held, invested, managed, controlled and distributed in accordance with the terms of such trust.


                     2.26. "TRUST FUND" shall mean the total assets held in trust as of any date under the trust forming a part of this plan, including any participating interests in any common, col-lective or commingled trust fund to which the trustee has made a deposit.


                     2.27. "TRUSTEE" shall mean State Street Bank and Trust Company.


                     2.28. "YEAR OF SERVICE" shall mean the twelve con-secutive month periods for eligibility and for vesting, as specified by the employer in its adoption agreement:

                     (a)  For purposes of eligibility, the twelve
                          consecutive month period beginning on the date the employee first completes an hour of service for the employer (such employ-ee's "employment commencement date") and each anniversary of such employment com-mencement date, during which the employee completes at least 1,000 hours of service. For purposes of vesting, a year of service shall mean each plan year during which the employee completes 1,000 hours of service.

                     (b)  In lieu of the hours of service method
                          described in (a) above, for purposes of
                          eligibility or vesting, each twelve consec-utive month period of employment with the employer ending on an anniversary of the employee's employment commencement date, with any portion of a month being consid-ered a whole month for this purpose, in-cluding any period of employment termina-tion that does not exceed twelve months.

                                      SECTION 3
                                      ---------

                            Eligibility and Participation
                            -----------------------------


                     3.1. ELIGIBILITY. Each employee of an employer who is a participant in a predecessor plan (as defined in Section
           18) immediately preceding the effective date will continue as a participant in the plan on and after that date, subject to the conditions and limitations of the plan. Each other employee of an employer will become eligible to participate in the plan on the effective date (if he then satisfies the requirements be-low) or on the first entry date coincident with or next follow-ing the date such employee meets the applicable requirements set forth below:

                     (a) The employee has attained the minimum age, if any, specified by the employer for this purpose in its adoption agreement;

                     (b) The employee has completed the number of years of service specified by the employer for this purpose in its adoption agreement; and

                     (c)  The employee is a member of a group or
                          class of employees to whom the plan has
                          been extended by the employer as specified for this purpose in its adoption agreement.

           For purposes of subparagraph (a) above, the minimum age that the employer may specify in its adoption agreement shall not exceed age 21 years. For purposes of subparagraph (b) above, the number of years of service that the employer may specify in its adoption agreement shall not exceed one year; except that, if employer contributions under the plan are fully vested at all times and the employer adopts this plan as a money purchase pension plan or specifies in the adoption agreement that par-ticipants cannot make compensation deferral contributions under subsection 4.1 of the plan, the number of years of service that may be specified in the adoption agreement shall not exceed two years. An employee who would be eligible to participate on an entry date except for subparagraph 3.1(c) above shall become a participant on the date such employee satisfies the condition for participation under subparagraph 3.1(c).


                     3.2. NOTICE OF PARTICIPATION. The employer will notify its employees of the date on which they become eligible to participate in the plan. Each such employee must complete and file with the administrator one or more of the following forms:

                     (a) An election, if any, to have his compen-sation reduced and compensation deferral contributions made to the plan on his behalf by his employer.

                     (b)  An election, if any, to make voluntary
                          contributions under the plan.

                     (c) Such other forms as the administrator may determine.


                     3.3. LEAVE OF ABSENCE. Except as provided below, a leave of absence will not interrupt years of service or partic-ipation in the plan. If an employee or participant does not return to work with his employer on or before termination of a leave of absence, he will be considered to have terminated em-ployment on the date his leave of absence expires, unless he actually terminated employment before the expiration of his leave of absence.


                     3.4. EMPLOYER RECORDS. The records of an employer as to an employee's or a participant's employment, years of service, one-year breaks in service, termination of employment, reemployment, hours of service, compensation and leaves of absence will be conclusive on all persons unless demonstrated to the administrator's satisfaction to be incorrect.

                                      SECTION 4
                                      ---------

                         Compensation Deferral Contributions
                         -----------------------------------

                     4.1. COMPENSATION DEFERRAL CONTRIBUTIONS. No con-tributions are required of participants. However, if the em-ployer has so provided in its adoption agreement and subject to the limitations of this Section, a participant may elect to make compensation deferral contributions under the plan as of the beginning of the first pay period coincident with or next following the date he becomes eligible to participate under subsection 3.1, in an amount equal to a percentage of his com-pensation for the plan year which is within the range specified by the employer in its adoption agreement for this purpose. Each election by a participant under this subsection 4.1 shall be made by filing the election form furnished by the adminis-trator at least 30 days (or such shorter time period as may be established by the administrator) prior to the beginning of the pay period or date as of which such election is to be effec-tive. A participant's compensation deferral contributions shall be fully vested and nonforfeitable at all times. No benefit under the plan except employer matching contributions under subsection 6.3 shall be contingent upon the participant's election to make (or not to make) compensation deferral contri-butions.


                     4.2. DEDUCTION OF COMPENSATION DEFERRAL CONTRIBU-TIONS. Pursuant to the participant's compensation deferral election, compensation deferral contributions shall be made by a reduction of the participant's compensation for each pay period by the elected percentage, and a contribution by the employer to the trust fund pursuant to subsection 6.2, in the amount of such reduction. The administrator may limit the compensation deferral percentage elected by a participant who is a highly compensated employee in order to satisfy the limi-tations of this Section 4, and may limit the type of compensa-tion from which compensation deferral contributons may be made.


                4.3. VARIATION, DISCONTINUANCE AND RESUMPTION OF COMPENSATION DEFERRAL CONTRIBUTIONS. Except as provided below, as of the dates specified for this purpose by the employer in the adoption agreement, a participant may elect to change the rate of his compensation deferral contributions (but not retro-actively) within the limits specified by the employer in its adoption agreement. A participant may elect to discontinue his compensation deferral contributions (but not retroactively) as of any pay period and resume making such contributions as of any such date. Each election under this subsection 4.3 shall be made by filing the election form furnished by the adminis-trator at least 30 days (or such shorter time period as may be established by the administrator) prior to the beginning of the period or date as of which such election is to be effective. Unless the plan specifies otherwise, compensation deferral con-tributions elected under this Section 4 shall be treated as em-ployer contributions under the plan.

                     4.4. CALENDAR YEAR DOLLAR LIMITATION ON COMPENSATION DEFERRAL CONTRIBUTIONS. In no event may a participant make a compensation deferral contribution election which would result in his elective deferrals (as defined below) for any calendar year exceeding $7,000 (or such greater amount as may be pre-scribed by the Secretary of Treasury to take into account cost-of-living increases pursuant to Code Section 402(g)(5)). For purposes of this subsection 4.4, the term "elective deferral" means, with respect to any calendar year, the sum of any con-tribution made by the participant:

                     (a) pursuant to an election to defer under a cash or deferred arrangement (as defined in Code Section 401(k)), to the extent not includible in the participant's gross in-come for that calendar year pursuant to Code Section 402(e)(3) (determined without regard to Code Section 402(g));

                     (b) to an individual retirement plan pursuant to a simplified employee pension, to the extent not includible in the participant's gross income for that calendar year under Code Section 402(h)(1)(B) (determined with-out regard to Code Section 402(g)); and

                     (c) applied toward the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement (within the meaning of Code Section 3121(a)(5)(D)).

           If a participant's elective deferrals with respect to any cal-endar year exceed the annual dollar limit prescribed above, the participant may notify the administrator in writing on or be-fore the March 1 next following the close of such calendar year of his election to have all or a portion of such excess elec-tive deferrals (and the income allocated to such deferrals) assigned to this plan and distributed in accordance with the following provisions. This assignment must be accompanied by the participant's written statement that if such amounts are not distributed, the participant's elective deferrals will exceed the limit imposed by Code Section 402(g) for the taxable year in which the deferral occurred. In such an event, the administrator, in its sole discretion and without regard to any other provision of the plan, may direct the trustee to distrib-ute to the participant on or before the April 15 following immediately thereafter the participant's excess deferrals (and the income allocated to such deferrals) so allocated under this plan. Excess elective deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to excess elective deferrals is the sum of: (1) income or loss allocable to the participant's compensation deferral account for the taxable year multiplied by a fraction, the numerator of which is such participant's excess elective deferral for the year, and the denominator of which is the participant's account balance attributable to elective defer-rals without regard to any income or loss occurring during such taxable year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the participant's taxable year and the date of distribution, counting the month of distribution if distri-bution occurs after the 15th of such month. The amount of such excess elective deferrals distributed to a highly compensated employee in accordance with the preceding sentence shall con-tinue to be treated as compensation deferral contributions for purposes of the actual deferral percentage test described in subsection 4.5 below.


                     4.5. LIMITATION ON COMPENSATION DEFERRAL CONTRIBU-TIONS. In no event shall the actual deferral percentage (as defined below) of the highly compensated employees for any plan year exceed the greater of:

                     (a) The actual deferral percentage of all other eligible employees for such plan year mul-tiplied by 1.25; or

                     (b) The actual deferral percentage of all other eligible employees for such plan year mul-tiplied by 2.0; provided that the actual deferral percentage of the highly compen-sated employees does not exceed that of all other eligible employees by more than two percentage points.

           The "actual deferral percentage" of a group of participants for a plan year means the average of the ratios (determined sepa-rately for each participant in such group) of A to B, where A equals the sum of:

                     (c)  The compensation deferral contributions
                          credited to each such participant's ac-
                          counts for such plan year,

                     (d) The qualified nonelective contributions, if any, credited to each such participant's accounts for such plan year, and

                     (e) The qualified matching contributions, if any, credited to each such participant's accounts for such plan year,

           and B equals the participant's compensation (as defined in subsection 2.3) for such plan year (whether or not the employee was a participant for the entire plan year). If the employer so elects, the administrator may limit the period of time for which compensation is taken into account to that portion of the plan year in which the employee was an eligible employee under the plan; provided that, this limit shall be applied uniformly to all eligible employees under the plan for the plan year. From time to time, the administrator shall determine from the compensation deferral elections then on file whether the fore-going limitation will be satisfied and, to the extent necessary to ensure compliance with such limitation, may reduce the ap-plicable percentages of compensation withheld, or to be with-held, for the class of highly compensated employees who have elected to defer the greatest percentage of compensation; pro-vided that such reduction shall apply to the entire class of highly compensated employees at each percentage level.

           The employer may elect in the adoption agreement to have all or a part of employer contributions treated as qualified nonelec-tive contributions. "Qualified nonelective contributions" means employer contributions that are fully vested at all times and subject to the restrictions on distribution applicable to compensation deferral contributions under Code Section 401(k) and subsection 4.9 of the plan (without regard to subparagraph
           (e) thereof).

           Each participant with respect to whom a reduction in amounts previously withheld from his compensation must occur shall have the excess deferral amounts (and income allocable thereto) dis-tributed to him in cash. The excess amounts previously with-held (and any income allocable thereto) shall be distributed within 2-1/2 months after the close of the plan year for which they are in excess, but in no event later than the close of the next following plan year. In the event that excess deferral amounts (and the income allocable thereto) are not distributed to participants within 2-1/2 months after the close of the plan year for which such deferrals are in excess, an excise tax, payable by the employer, shall be imposed upon the plan in an amount equal to ten percent of the excess deferral amount, pur-suant to Section 4979 of the Code. Excess contributions shall be adjusted for any income or loss up to the date of distribu-tion. The income or loss allocable to excess deferral contri-butions is the sum of: (1) income or loss allocable to the par-ticipant's compensation deferral contribution account (and, if applicable, the qualified nonelective contribution subaccount, or the qualified matching contribution subaccount, as appli-cable, of the employer contribution account) for the plan year multiplied by a fraction, the numerator of which is such par-ticipant's excess contributions for the year, and the denomina-tor of which is the participant's account balance attributable to compensation deferral contributions (and employer contribu-tions, if any of such contributions are included in the actual deferral percentage test) without regard to any income or loss occurring during such plan year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the plan year and the date of distribution, counting the month of distribution if distri-bution occurs after the 15th of such month. Excess deferral contributions shall be treated as annual additions under the plan.

           Amounts distributed under this subsection shall first be treat-ed as distributions from the participant's compensation defer-ral contribution account and shall be treated as distributed from the participant's employer contribution account (if such contributions are treated as qualified nonelective contribu-tions or qualified matching contributions) only to the extent such excess contributions exceed the balance in the partici-pant's compensation deferral contribution account.


                     4.6. LIMITATION ON VOLUNTARY AND EMPLOYER MATCHING CONTRIBUTIONS. In no event shall the contribution percentage (as defined below) of the highly compensated employees for any plan year exceed the greater of:

                     (a) The contribution percentage of all other eligible employees for such plan year mul-tiplied by 1.25; or

                     (b) The contribution percentage of all other eligible employees for such plan year mul-tiplied by 2.0; provided that the contribu-tion percentage of the highly compensated employees does not exceed that of all other eligible employees by more than two per-centage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any highly compensated employee.


           The "contribution percentage" of a group of participants for a plan year means the average of the ratios (determined sepa-rately for each participant in such group) of A to B, where A equals the sum of:

                         (c)  The voluntary contributions, if any, cred-
                          ited to each such participant's account (as described in subsections 8.3 and 8.5) for such plan year; and

                         (d)  The matching contributions, if any, credit-
                          ed to each such participant's account (as described in subsections 8.3 and 8.6) for such plan year,

           and B equals the participant's compensation (as defined in sub-section 2.3) for such plan year. If the employer so elects, the administrator may limit the period of time for which com-pensation is taken into account to that portion of the plan year in which the employee was an eligible employee under the plan; provided that, this limit shall be applied uniformly to all eligible employees under the plan for the plan year. Qualified matching contributions and qualified nonelective contributions used to satisfy the ADP test may not also be used to satisfy this test. Qualified nonelective contributions may be used to satisfy this test only if the requirements of Sec-tion 1.401(m)-1(b)(5) of the Income Tax Regulations are met. Matching contributions that are forfeited to correct excess aggregate contributions shall be disregarded for purposes of the ACP test.

           From time to time, the administrator shall determine from the voluntary contribution elections then on file whether the fore-going limitation will be satisfied and, to the extent necessary to ensure compliance with such limitation, may restrict such contributions for the remainder of the year or reduce the applicable contribution percentages for the class of highly compensated employees who have elected to contribute the greatest percentages of compensation by returning amounts of their voluntary contributions; provided that such reduction shall apply to the entire class of highly compensated employees at each percentage level. The determination of excess contribution percentage under this subsection 4.6 shall be made after the determinations under subsections 4.4 and 4.5.

           Each participant with respect to whom a reduction is required under this subsection 4.6 shall have the amount of voluntary participant or matching contributions involved in such reduction (and any income or losses allocable thereto) distri-buted to him in cash within 2-1/2 months after the close of the plan year, but in no event later than the close of the next following plan year. "Excess aggregate contributions" shall mean, with respect to any plan year, the excess of the aggre-gate contribution percentage amounts taken into account in computing the numerator of the contribution percentage actually made on behalf of highly compensated employees for such plan year, over the maximum contribution percentage amounts per-mitted by this test (determined by reducing contributions made on behalf of highly compensated employees in order of their contribution percentages beginning with the highest of such percentages). Such determination shall be made after first determining excess deferrals and excess contributions. In the event that excess aggregate contributions (and the income allocable thereto) are not distributed to participants within 2-1/2 months after the close of the plan year for which such contributions are in excess, an excise tax, payable by the employer, shall be imposed upon the plan in an amount equal to ten percent of the excess aggregate contribution amount, pur-suant to Section 4979 of the Code. Excess aggregate contribu-tions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to excess aggre-gate contributions is the sum of: (1) income or loss allocable to the participant's voluntary or employer matching contribu-tion account (and, if applicable, the qualified nonelective contribution subaccount of the employer contribution account) for the plan year multiplied by a fraction, the numerator of which is such participant's excess aggregate contributions for the year and the denominator of which is the participant's account balance attributable to voluntary or employer matching contributions, whichever is applicable (and qualified nonelec-tive contributions, if any of such contributions are included in the actual contribution percentage test) without regard to any income or loss occurring during such plan year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the plan year and the date of distribution, counting the month of dis-tribution if distribution occurs after the 15th of such month. Excess voluntary contributions shall be returned to the partic-ipant. Excess matching contributions, if forfeitable, shall be applied to reduce future employer matching contributions. Non-forfeitable excess matching contributions shall be distributed to participants to whose accounts such contributions were allo-cated as provided in the first sentence of this paragraph.


                     4.7. PROHIBITION OF CONTRIBUTIONS BY HIGHLY COMPEN-SATED EMPLOYEES. Notwithstanding the provisions of Sections 4 and 5, the employer may designate in its adoption agreement that if a participant is deemed to be a highly compensated employee for the plan year, such participant shall not be per-mitted to make compensation deferral contributions or voluntary contributions for that plan year.


                     4.8. TWO OR MORE PLANS. If two or more plans of the employers to which employer matching contributions, voluntary contributions or compensation deferral contributions are made, are treated as one plan for purposes of Code Section 410(b), such plans shall be treated as one plan for purposes of this
           Section 4. If a highly compensated employee participates in two or more plans of the employers to which employer matching, voluntary or compensation deferral contributions are made, then such contributions made under the various plans shall be aggre-gated for purposes of this Section 4 to determine the actual deferral percentage ("ADP") and actual contribution percentage ("ACP") of such highly compensated employee under subsections
           4.5 and 4.6, respectively. In the event that this plan satis-fies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then this Section shall be applied by determining the ADP and ACP of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Sections 401(k) and 401(m) of the Code only if they have the same plan year.

           If a highly compensated employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.


                     4.9. DISTRIBUTION RESTRICTIONS. Compensation defer-ral contributions, qualified nonelective contributions, and qualified matching contributions, and income allocable to each are not distributable to a participant or his beneficiary or beneficiaries earlier than upon separation from service, death, or disability. Such amounts may also be distributed upon:

                     (a) Termination of the plan without the estab-lishment of another defined contribution plan.

                     (b)  The disposition by a corporation to an
                          unrelated corporation of substantially all of the assets (within the meaning of Sec-tion 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this plan after the disposition, but only with respect to employees who continue employ-ment with the corporation acquiring such assets.

                     (c)  The disposition by a corporation to an
                          unrelated entity of such corporation's
                          interest in a subsidiary (within the mean-ing of Section 409(d)(3) of the Code), if such corporation continues to maintain this plan, but only with respect to employees who continue employment with such subsid-iary.

                     (d) The attainment of age 59 1/2 in the case of a profit-sharing plan.

                     (e) The hardship of the participant as describ-ed in subsection 12.5.

                     4.10.  OTHER REQUIREMENTS.
                            ------------------

                     (a) For purposes of determining the ADP and ACP of a participant who is a 5-percent owner or one of the ten most highly-paid highly compensated employees, the elective defer-rals, voluntary contributions, employer matching contributions (and employer con-tributions if treated as elective deferrals or employer matching contributions for pur-poses of the ADP or ACP test, respectively) and compensation of such participant shall include the elective deferrals, voluntary contributions, employer matching contribu-tions (and, if applicable, employer contri-butions) and compensation for the plan year of family members (as defined in Section 414(q)(6) of the Code). Family members with respect to such highly compensated employees shall be disregarded as separate employees in determining the ADP and ACP both for participants who are non-highly compensated employees and for participants who are highly compensated employees. Excess contributions or excess aggregate contributions, as the case may be, shall be allocated to participants who are subject to the family member aggregation rules of
                          Section 414(q)(6) of the Code in proportion to the contributions of each family member that are combined in accordance with the foregoing rules.

                     (b) For purposes of determining the ADP and ACP tests, elective deferrals, voluntary con-tributions, qualified nonelective contri-butions and qualified matching contribu-tions must be made before the last day of the twelve-month period immediately follow-

                          ing the plan year to which contributions relate.

                     (c) The employer shall maintain records suffi-cient to demonstrate satisfaction of the ADP and ACP tests and the amount of quali-fied nonelective contributions or qualified matching contributions, or both, used in such tests.

                     (d) The determination and treatment of the ADP and ACP amounts of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Trea-sury.

                     (e) Multiple use: If one or more highly com-pensated employees participate in both a
                          Section 401(k) plan and a plan subject to the ACP test maintained by the employer and the sum of the ADP and ACP of those highly compensated employees subject to either or both tests exceeds the aggregate limit (as defined below), then the ACP of those high-ly compensated employees who also partici-pate in a Section 401(k) plan will be re-duced (beginning with such highly compen-sated employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each highly compensated employee's contribution percentage is reduced shall be treated as an excess aggregate contribution (and distributed in accordance with the rules of subsection 4.6). The ADP and ACP of the highly compensated employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the highly compensated employees does not exceed 1.25 multiplied by the ADP and ACP of the nonhighly compensated employees. "Aggregate limit" means the sum of (i) 125 percent of the greater of the ADP of the non-highly compensated employees for the plan year or the ACP of non-highly compen-sated employees under the plan subject to Code Section 401(m) for the plan year be-ginning with or within the plan year of the 401(k) plan and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP.

                     (f) Hardship withdrawal: If a participant re-ceives a hardship withdrawal from this plan in accordance with subsection 12.5, such participant's compensation deferral contri-butions and voluntary contributions will be suspended for the twelve-month period fol-lowing such withdrawal.

                                      SECTION 5
                                      ---------

                              Participant Contributions
                              -------------------------

                     5.1. VOLUNTARY PARTICIPANT CONTRIBUTIONS. If the employer has so specified in the adoption agreement, a partici-pant may elect to make voluntary contributions under the plan as of the beginning of the first pay period coincident with or next following the date he becomes eligible to participate under subsection 3.1, in an amount equal to a percentage of his compensation for the plan year which is within the range speci-fied by the employer in its adoption agreement for this pur-pose. Each election by a participant under this subsection 5.1 shall be made by filing the election form furnished by the administrator at least 30 days (or such shorter time period as may be established by the administrator) prior to the beginning of the pay period or date on which such election is to be effective. A participant's voluntary contributions shall be fully vested and nonforfeitable at all times.


                     5.2. DEDUCTION OR PAYMENT OF VOLUNTARY CONTRIBU-TIONS. A participant's voluntary contributions must be made by regular payroll deductions (in multiples of one percent) or in one or more lump sum cash payments. Voluntary participant con-tributions deducted by the employer will be paid to the trustee as soon as practicable after the date the contributions were made. The administrator may limit the voluntary contribution percentage elected by a participant who is a highly compensated employee in order to satisfy the limitations of Section 4, and may limit the type of compensation from which voluntary contri-butions may be made.


                     5.3. VARIATION, DISCONTINUANCE AND RESUMPTION OF VOLUNTARY CONTRIBUTIONS. Except as provided below, as of the dates specified for this purpose by the employer in the adop-tion agreement, a participant may elect to change his voluntary contribution rate (but not retroactively) within the limits specified by the employer in its adoption agreement. A partic-ipant may elect to discontinue making voluntary contributions (but not retroactively) as of any pay period and resume making such contributions as of any such date. Each election under this subsection 5.3 shall be made by filing the election form furnished by the administrator at least 30 days (or such shorter time period as may be established by the administrator) prior to the beginning of the period or date as of which such election is to be effective.


                     5.4. NO DEDUCTIBLE EMPLOYEE CONTRIBUTIONS. The administrator will not accept deductible employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the trust in the same manner as described in Section 8 of the plan. No part of the deductible employee contribution account will be used to purchase life insurance. Subject to the Section 11 joint and survivor annuity requirements (if applicable), the participant may withdraw any part of the deductible employee contribution account by making a written application to the administrator.

                                      SECTION 6
                                      ---------

                                Employer Contributions
                                ----------------------

                     6.1. EMPLOYER CONTRIBUTIONS. Subject to the limita-tions of this Section 6 and Section 17, for each plan year of an employer, beginning with the first plan year in which the plan is in effect as to the employer, the employer will con-tribute to the trustee an annual amount required by (a) or (b) below, as has been selected by the employer in the adoption agreement:

                     (A) PENSION PLAN: an amount which is equal to the percentage of participants' compensa-tion for the plan year specified in the adoption agreement.

                     (B) PROFIT SHARING PLAN: such amount as the employer, in its discretion, shall deter-mine. The employer shall designate the plan year on account of which the contribu-tion is made and shall specify the amount of the contribution or a definite basis or formula by which the contribution can be determined within a reasonable time after the end of that plan year. The employer may specify in the adoption agreement that all or part of employer contributions shall be treated as qualified nonelective contri-butions, pursuant to subsection 4.5 or 4.6, as the case may be.

           Employer contributions made under this subsection 6.1 shall be allocated in accordance with subsection 8.7.


                     6.2. COMPENSATION DEFERRAL CONTRIBUTIONS. Subject to the limitations of this Section 6, Section 4 and Section 17, the employer will contribute to the trustee on behalf of each participant the amount of such participant's compensation deferral contributions elected under subsection 4.1. Such com-pensation deferral contributions shall be paid by the employer to the trustee as soon as practicable after being withheld, but not later than 30 days (or such later date as is permitted by law or regulation) following the end of the month in which such amounts are withheld.


                     6.3. EMPLOYER MATCHING CONTRIBUTIONS. Subject to the limitations of this Section 6, Section 4 and Section 17, if the employer has so specified in its adoption agreement, in addition to the compensation deferral contributions made under subsection 6.2, the employer shall contribute the amount which is specified by the employer in the adoption agreement. Such "employer matching contributions" shall be paid to the trustee as of the last day of each plan year, unless the employer pays them to the trustee more frequently. If the employer so elects in the adoption agreement, all or part of employer matching contributions shall be qualified matching contributions. "Qualified matching contributions" means employer matching con-tributions which are nonforfeitable at all times and subject to the restrictions on distribution applicable to compensation deferral contributions under Code Section 401(k) and subsection
           4.9 of the plan (without regard to subparagraph (e) thereof).


                     6.4. PAYMENT OF EMPLOYER CONTRIBUTIONS. An employ-er's total contribution under this Section 6 for a plan year shall be due on the last day of the plan year and, if not paid by the end of that year, shall be payable to the trustee as soon as practicable thereafter, without interest, but not later than the time prescribed by law for filing the employer's fed-eral income tax return for the taxable year with or within with such plan year ends, including extensions thereof.


                     6.5. VERIFICATION OF EMPLOYER CONTRIBUTIONS. If for any reason the employer decides to verify the correctness of any amount or calculation relating to an employer contribution for any plan year, the certificate of an independent accountant selected by the employer shall be conclusive as to all persons.


                     6.6. NO RESPONSIBILITY FOR COLLECTION OR VERIFICA-TION. The trustee shall have no responsibility or obligation to collect any contributions under the plan or to verify the correctness of the amount of any contributions under the plan.


                     6.7. LIMITATIONS ON EMPLOYER CONTRIBUTIONS. An em-ployer's total contribution for any plan year under this Sec-tion 6 is conditioned on its deductibility under Section 404 of the Code in that year, shall comply with the contribution limi-tations set forth in Section 17, and shall not exceed an amount equal to the maximum amount deductible on account thereof by the employer for that year for purposes of federal taxes on income. Employer contributions to the plan may be made without regard to profits.

                                      SECTION 7
                                      ---------

                               Period of Participation
                               -----------------------

                     7.1. SETTLEMENT DATES. A participant's "settlement date" will be the date on which his employment with the employ-er is terminated because of the first to occur of the following events:

                     (A) NORMAL OR LATE RETIREMENT. The participant retires on and after attaining the normal retirement age specified by the employer in the adoption agreement. A participant's right to his account balances shall be non-forfeitable on and after his normal retire-ment age.

                     (B) EARLY OR DISABILITY RETIREMENT. The par-ticipant retires at or after attaining the early retirement age and service, if any, specified by the employer in the adoption agreement, or at any age because of dis-ability.

                     (c)  DEATH.  The participant's death.

                     (d) RESIGNATION OR DISMISSAL. The participant resigns or is dismissed from the employ of the employer before his retirement under subparagraph (a) or (b) of this subsection.

           A participant who is transferred to employment with a related employer which has not adopted the plan will not be deemed to have terminated employment with the employer, but his partici-pation in the plan will be restricted in accordance with the provisions of subsection 7.2.


                     7.2. RESTRICTED PARTICIPATION. In the event payment of part or all of a participant's account balances cannot be made at his settlement date or in the event a participant is transferred to a related employer which is not an employer under the plan or no longer meets the requirements designated by the employer under subparagraph 3.1(c), the participant or his beneficiary will be considered as a participant for all purposes of the plan, except as follows:

                     (a) No share of employer contributions or em-ployer matching contributions or forfei-tures will be credited to his account after his settlement date (except as otherwise provided in Section 8), the date he is transferred to employment with such related employer or the date he no longer meets the requirements of subparagraph 3.1(c).

                     (b) He will not be permitted to make compensa-tion deferral contributions or voluntary contributions under the plan.

                     (c) The beneficiary of a deceased participant cannot designate a beneficiary under sub-
                          section 10.8.

                                      SECTION 8
                                      ---------

                                      Accounting
                                      ----------

                     8.1. SEPARATE ACCOUNTS. The administrator shall maintain the following separate accounts in the name of each participant:

                     (a) A "compensation deferral contribution ac-count" to reflect the compensation deferral contributions made by the employer pursuant to the participant's election under subsec-tion 4.1, and the income, losses, apprecia-tion and depreciation attributable thereto.

                     (b) An "employer matching contribution account" to reflect the participant's allocable share of employer matching contributions, if any, made pursuant to subsection 6.3, and the income, losses, appreciation and depreciation attributable thereto.

                     (c) An "employer contribution account" to re-flect the participant's allocable share of the employer contributions, if any, made pursuant to subsection 6.1, and the income, losses, appreciation and depreciation attributable thereto.

                     (d) A "voluntary contribution account" to re-flect the participant's voluntary contribu-tions, if any, made pursuant to subsection
                          5.1 of the plan, which shall consist of two subaccounts: one to reflect the partici-pant's voluntary contributions made prior to January 1, 1987 and the earnings and market value adjustments thereon; and the other to reflect his voluntary contribu-tions made on and after that date and the income, losses, appreciation and deprecia-tion attributable thereto.

                     (e) A "participant rollover account" to reflect each transfer to the trust fund pursuant to subsection 8.10 of rollover amounts, roll-over contributions or benefits under any plan which meets the requirements of Sec-tion 401(a) of the Code that are attribut-able to the participant, and the income, losses, appreciation and depreciation at-tributable thereto.

           If the employer has authorized the establishment of investment options in its adoption agreement, each account maintained for a participant will consist of separate subaccounts which will reflect the portion of each participant's account invested in each of the investment options in accordance with subsection
           9.2. The administrator or the trustee also may maintain such other accounts or subaccounts in the names of participants or otherwise as it considers necessary or advisable. Unless the context indicates otherwise, the term "account" shall include all accounts (and subaccounts) maintained for a participant.


                     8.2. ACCOUNTING DATES. A "regular accounting date" is the date specified for this purpose by the employer in the adoption agreement. A "special accounting date" will be any accounting date specified as such by the employer subject to the provisions of subsection 16.5. The term "accounting date" shall include both a regular accounting date and a special accounting date. If an accounting date is not a day on which the trustee is open for the transaction of business, the next preceding business day or other date designated by the trustee shall be the accounting date.


                     8.3. ADJUSTMENT OF ACCOUNTS. The income, losses, appreciation and depreciation of the trust fund and each in-vestment option will be allocated as they arise to the accounts of each participant with an interest therein, pro rata, accord-ing to the portion of the participant's account balance in-vested in the trust fund or that investment option.


                     8.4.  VALUATION DATE.  Adjustments under subsection
           8.3 shall be made as of each valuation date, based on the fair market value of the assets of the trust fund and each invest-ment option as of that date. A "valuation date" means each business day of the sponsor. In determining the fair market value of securities held in the trust fund which are listed on a registered stock exchange, the trustee shall value the same at the prices they were last traded on such exchange preceding the close of business on the valuation date. If such securi-ties were not traded on the valuation date, or if the exchange on which they are traded was not open for business on the valu-ation date, then the securities shall be valued at the prices they were last traded prior to the valuation date. Any un-listed security held in the trust fund shall be valued at it's bid price as of or next preceding the close of business on the valuation date. In detrmining the fair market value of assets other than securities for which trading or bid prices can be obtained, the trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.


                     8.5. CREDITING OF COMPENSATION DEFERRAL CONTRIBU-TIONS AND VOLUNTARY CONTRIBUTIONS. COMPENSATION deferral con-tributions made on behalf of a participant shall be credited to his compensation deferral contribution account. Each partici-pant's voluntary contributions, if any, will be credited to his voluntary contribution account.


                     8.6. ALLOCATION AND CREDITING OF EMPLOYER MATCHING CONTRIBUTIONS. The employer's matching contributions under subsection 6.3 of the plan shall be allocated and credited to the employer matching contribution accounts of such partici-pants as the employer has specified in its adoption agreement in the manner specified by the employer in the adoption agree-ment. However, if the participant has elected any withdrawal from his compensation deferral contribution account during the applicable period, then, for purposes of determining the allo-cation of employer matching contributions for the period, such withdrawal shall be deemed to have occurred first from any com-pensation deferral contributions which the participant made during that period. In no event, however, shall employer matching contributions be credited to a participant's employer matching contribution account which would exceed the limita-tions specified in subsection 4.6 or Section 17 of the plan.

                     8.7. ALLOCATION AND CREDITING OF EMPLOYER CONTRIBU-TIONS. As of the accounting date coincident with the last day of the plan year, the employer's contribution for the plan year ending on that date shall be allocated and credited to the employer contribution accounts of such participants as the em-ployer has specified in its adoption agreement, based upon such participants' compensation (calculated as specified by the em-ployer in the adoption agreement), according to (a) or (b) below, as specified by the employer in the adoption agreement:

                     (a) COMPENSATION ALLOCATION. To the employer contribution accounts of all participants, PRO RATA, according to the compensation paid to them by the employer during that plan year.

                     (b)  PERMITTED DISPARITY ALLOCATION.  To the
                          employer contribution accounts of all par-ticipants as follows:

                          (i)    FIRST, PRO RATA, according to
                                 the compensation paid to them
                                 by the employer during that
                                 plan year, but not in excess of
                                 three percent of compensation.

                          (ii)   SECOND, any employer contribu-
                                 tions remaining after the allo-
                                 cation in (i) above will be
                                 allocated to each participant's
                                 account, PRO RATA, according to
                                 the compensation paid to them
                                 by the employer during that
                                 plan year in excess of the
                                 integration level (as specified
                                 by the employer in the adoption
                                 agreement), but not in excess
                                 of three percent of such excess
                                 compensation.

                          (iii)  THIRD, any employer contribu-
                                 tions remaining after the allo-
                                 cations in (i) and (ii) above
                                 will be allocated to each par-
                                 ticipant's account, PRO RATA,
                                 according to the sum of the
                                 total compensation and the
                                 compensation in excess of the
                                 integration level paid to them
                                 by the employer while they were
                                 participants during that plan
                                 year, but not in excess of the
                                 maximum disparity rate (as de-
                                 fined below) multiplied by the
                                 sum of such compensation and
                                 excess compensation.

                          (iv)   FINALLY, any employer contribu-
                                 tions remaining after the allo-
                                 cations above will be allocated
                                 to each participant's account,
                                 PRO RATA, according to the com-
                                 pensation paid to them by the
                                 employer during that plan year.

           If the employer has adopted this plan as a paired defined con-tribution plan, only one of the plans may elect to allocate employer contributions in accordance with subparagraph (b) above. The maximum disparity rate shall be:

                         (i)    2.7% if the integration level is either:

                                  (A)  the taxable wage base under
                                 Section 3121(a) of the Code as
                                 in effect at the beginning of
                                    -34-
                                 the plan year (the "TWB"); or

                            (B)  not more than the greater of
                                 $10,000 or 20% of the TWB;

                     (ii)   2.4% if the integration level is more
                            than 80% of the TWB but less than the
                            TWB; and

                     (iii)  1.3% if the integration level is:

                            (A)  more than the greater of
                                 $10,000 or 20% of the TWB; but

                            (B)  not more than 80% of the TWB.

           The integration level shall be equal to the taxable wage base or such lesser amount elected by the employer in the adoption agreement. The taxable wage base is the contribution and bene-fit base in effect under Section 230 of the Social Security Act at the beginning of the plan year. This plan may not provide for permitted disparity if the employer maintains any other plan that provides for permitted disparity and benefits any of the same participants. A participant is treated as benefitting under the plan for any plan year during which the participant received or is deemed to receive an allocation in accordance with Section 1.410(b)-3(a) of the Income Tax Regulations.


                     8.8. ALLOCATION AND CREDITING OF FORFEITURES. As of the accounting date coincident with the end of the plan year in which distribution of the participant's benefits occurs (or in which the participant incurs five consecutive one-year breaks in service, if earlier), the amount by which a participant's accounts are reduced under subsection 10.2 (or subsection 19.5, if applicable) on account of such participant's resignation or dismissal from employment with the employer prior to becoming fully vested in his accounts shall be a "forfeiture". Prior to that date, all of a participant's accounts shall be subject to adjustment under subsection 8.3. Forfeitures shall be applied in one of the following methods, as specified by the employer in the adoption agreement:

                     (a) Forfeitures shall be allocated and credited to the employer contribution accounts of participants as though they were additional employer contributions (but not in excess of the limitations of Section 415 of the
                          Code); or

                     (b)  Forfeitures shall be applied first, to
                          reduce the amount of employer matching
                          contributions, if any, which are made pur-suant to subsection 6.3 of the plan, and then to reduce the employer contributions, if any, which are made pursuant to subsec-tion 6.1 of the plan.

           In the event a participant is reemployed by an employer after distribution of his benefits but before incurring five consecu-tive one-year breaks in service, the provisions of subsection
           14.3 shall apply.


                     8.9. CHARGING WITHDRAWALS AND DISTRIBUTIONS. All withdrawals, payments, loan disbursements and distributions made under the plan to or for the benefit of a participant or his beneficiary shall be charged to the proper accounts of such participant.


                     8.10. ROLLOVERS. At the direction of the adminis-trator, and in accordance with such rules as the administrator may establish from time to time, rollovers described in Section 402(c) of the Code, rollover contributions described in Section 408(d)(3) of the Code and benefits under another plan which meets the requirements of Section 401(a) of the Code that are attributable to an employee covered under subsection 3.1(c) of the plan may be transferred to the trust fund and received by the trustee. A rollover account will be established in the name of each such employee in accordance with subparagraph 8.1(e) for rollovers or transfers made with respect to that em-ployee. Except to the extent otherwise provided in the plan or determined by the administrator, such rollover accounts shall be subject to the same investment elections and the same ac-counting, withdrawal, distribution and other provisions of this plan as the other accounts of the employee, but no participant or employer contributions made under this plan nor forfeitures that arise under this plan shall be credited to such rollover accounts. Rollovers, rollover contributions and benefits under other qualified plans that are transferred to the trust fund pursuant to this subsection shall be credited to the appropri-ate participant rollover accounts. If the administrator deter-mines to accept a direct or indirect transfer on behalf of an employee from any defined benefit plan, any defined contribu-tion plan subject to the funding standards of Section 412 of the Code or any defined contribution plan that would require a joint and survivor annuity or pre-retirement annuity under Sec-tions 401(a)(11) and 417 of the Code with respect to that em-ployee, the provisions of Section 11 shall apply.


                     8.11. STATEMENTS. At least once each year, the administrator will furnish to each participant a statement reflecting the condition of the participant's accounts in the trust fund.

                                      SECTION 9
                                      ---------

                                     Investments
                                     -----------

                     9.1. INVESTMENT OPTION SELECTION. If the employer has specified in its adoption agreement that each participant may select the investment options offered under the plan in which his account balances and the contributions to be made by him or on his behalf under the plan will be invested, the pro-visions of this Section 9 shall be applicable. The employer shall designate in the adoption agreement whether each partici-pant in the plan may direct the investment option selection for all accounts maintained on his behalf (and the contributions made to such accounts) or only for those accounts specified by the employer in the adoption agreement. Each participant, by writing filed with the administrator at least 30 days (or such shorter time period as may be established by the administrator) prior to the first day as of which this Section is applicable, may specify the percentage (in whole multiples of such percent-ages as the employer specifies in its adoption agreement for this purpose and not exceeding 100 percent) of the future con-tributions to be made by him or on his behalf to be invested in each of the investment options established under the trust, as described in subsection 9.2. Each participant, by writing filed with the administrator also may specify the percentage (in whole multiples of such percentages as the employer speci-fies in its adoption agreement and not exceeding 100 percent) of his current account balances to be invested in each of the investment options. Unless the administrator (with the consent of the trustee) specifies otherwise, a participant may execute separate investment elections with respect to his current ac-count balances under the plan and the future contributions to be made to the plan by him or on his behalf.


                     9.2. INVESTMENT OPTION SUBACCOUNTS. The administra-tor will maintain subaccounts reflecting the portion of each participant's compensation deferral contribution account, vol-untary contribution account, participant rollover contribution account, employer matching contribution account and employer contribution account invested in one or more of the investment options established under the trust, as agreed to by the em-ployer and the trustee. If the employer so directs, an invest-ment fund may be invested entirely in "qualifying employer securities," as that term is defined in Section 407(d)(5) of ERISA. The trustee shall invest such contributions and each participant's account balances in an investment option or options in accordance with the directions given the trustee by the administrator, but shall have no obligation or duty to verify the correctness of any such directions.

                     9.3. ELECTIONS TO CHANGE INVESTMENTS. As of each valuation date (or such other date or dates as may be estab-lished by the administrator with the consent of the trustee), a participant may elect by writing filed with the administrator at least 30 days (or such shorter time period as may be estab-lished by the administrator) prior to the date as of which such election is to be effective, and within the limits specified in subsection 9.1:

                     (a) To select, based upon a percentage, total-ling 100%, the investment option or options in which the aggregate credit balance of his subaccounts are to be redistributed; and

                     (b) Except as provided in the last sentence of subsection 9.1, to change his direction with respect to the investment of any con-tributions made by him or for his benefit after such date.

           Unless a participant elects to change his investment direction with respect to his account balances and contributions made to him or on his behalf, such contributions and account balances will be invested in accordance with the investment directions last filed with the administrator. During any period in which no direction as to the investment of contributions made by a participant or for his benefit, or the participant's account balances, is in effect with respect to the participant, such contributions and the participant's account balances will be invested in such manner as the administrator may determine.



                     9.4. ACCOUNTING FOR INVESTMENTS. In the event a participant directs the transfer of his account balances from one investment option to another investment option, the partic-ipant's subaccount invested in the investment option from which such transfer is made will be charged with the amount trans-ferred, and the subaccount invested in the investment option to which such transfer is made shall be credited with the amount so transferred as of the effective date of such transfer. Any forfeiture allocated to a participant's employer matching or contribution account in accordance with subsection 8.8 will be invested in the same manner as specified in the participant's current investment election as to future contributions.


                     9.5. PARTICIPANT DIRECTED BROKERAGE ACCOUNTS. If one of the investment options established under the plan is a participant directed brokerage account, the trustee shall make purchases or sales of property for a participant directed brokerage account as the participant directs in writing. How-ever, pending investment of his account, the trustee may invest any portion of the assets in a participant's account which is held in cash or cash equivalents in short term fixed income investments. A participant shall be entitled to give orders directly to a broker for the purchases and sale of securities. A participant may not require the trustee to:

                     (a) enter into a general partnership or a joint venture;

                     (b)  engage in a transaction with respect to
                          commodities;

                     (c) acquire any property that will be subject to acquisition or other indebtedness;

                     (d)  acquire any securities other than those
                          listed on a recognized national exchange or quoted by the National Association of Secu-rities Dealers automatic quotation system;

                     (e) write or acquire any option with respect to property of any kind;

                     (f) acquire any real property in violation of local laws on the holding of such property or acquire any non-commercial real property;

                     (g) acquire any franchise or similar right or property; or

                     (h) engage in any transaction that the trustee in good faith believes to be a transaction prohibited by ERISA.

           Each participant shall indemnify and hold the employer, the administrator and the trustee harmless from and against any and all claims, obligations, liabilities, costs and expenses (in-cluding reasonable attorneys' fees) arising from any investment direction given by the participant in accordance with this sub-
           section 9.5. Notwithstanding the provisions of the trust, all expenses incurred in connection with the sale, investment and reinvestment of assets in accordance with this subsection 9.5 (including, but not limited to custodial, maintenance, invest-ment management, brokerage, postage, express and insurance charges, and transfer taxes) shall be charged to the appropri-ate accounts of participants who elect to direct investment of their accounts. By writing filed with the trustee, a partici-pant may direct the trustee to liquidate all the assets held subject to his individual direction at fair market value (as determined by the trustee after consulting with the partici-
           pant). The amount realized by the trustee shall be credited to the participant's accounts under the plan and shall thereafter be invested and reinvested by the trustee in accordance with the applicable provisions of the trust agreement.


                     9.6.  INVESTMENT RESTRICTIONS.  No assets of the
           trust may be invested in "collectibles" as that term is defined in Section 408(m) of the Code. If the sponsor consents, life insurance contracts may be held for a participant, subject to the following provisions of this subsection 9.6. For purposes of this subsection, ordinary life insurance contracts are con-tracts with both nondecreasing death benefits and nonincreasing
           premiums.  If such contracts are held, less than       of the
           aggregate employer contributions allocated to any participant will be used to pay the premiums attributable to them. No more
           than    of the aggregate employer contributions allocated to any
           participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.
           The sum of    the ordinary life insurance premiums and all
           other life insurance premiums will not exceed     of the aggre-
           gate employer contributions allocated to any participant. Sub-ject to the survivor annuity requirements of Section 11, the contracts on a participant's life will be converted to cash or an annuity or distributed to the participant upon commencement of benefits. The trustee shall apply for and will be the owner of any insurance contract held under the terms of this plan.
           The insurance contract(s) must provide that proceeds will be payable to the trustee; however, the trustee shall be required to pay over all proceeds of the contract(s) to the partici-pant's designated beneficiary in accordance with the distribu-tion provisions of this plan. A participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with
           Section 11, if applicable. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of this plan and the terms of any insurance contract purchased hereunder, the plan provisions shall control. Any dividends or credits earned on insurance contracts will be allocated to the participant's account derived from employer contributions for whose benefit the contract is held.

                                      SECTION 10
                                      ----------

                             Payment of Account Balances
                             ---------------------------


                     10.1. RETIREMENT OR DEATH. If a participant's set-tlement date occurs under subparagraph 7.1(a), (b) or (c) on account of his retirement, disability or death, his entire ac-count balance will be fully vested and nonforfeitable and will be payable under subsection 10.3 or 10.4.


                     10.2. RESIGNATION OR DISMISSAL. If a participant's settlement date occurs under subparagraph 7.1(d) on account of his resignation or dismissal, his account balances, reduced in certain cases as required below, will be payable under subsec-tion 10.3 (or 10.4 if the participant dies before the commence-ment of his benefits). If at the date the participant's em-ployment terminates the participant has not been a participant in the plan for his applicable "vesting period" (as defined below), the participant's employer matching contribution ac-count balance and employer contribution account balance as of his settlement date (after any adjustments then required) will be reduced to an amount equal to the "vested percentage" (as defined below) of such balances, except as otherwise provided in the next sentence. A participant's applicable "vesting period" is the applicable vesting period as specified by the employer in the adoption agreement, based on his years of ser-vice with his employer. Except as may be required under sub-
           section 19.5, of the plan, the "vested percentage" of a partic-ipant in his employer contribution and employer matching con-tribution account balances will be the percentage specified by the employer in the adoption agreement for this purpose. A participant's interests in his compensation deferral contribu-tion account, voluntary contribution account and participant rollover account (and employer contribution account, to the extent employer contributions are utilized to satisfy the ADP test under subsection 4.5 or the ACP test under subsection 4.6) shall be fully vested and nonforfeitable at all times. If the employer has specified under subsection 3.1 that two years of service are required for eligibility purposes, the vested per-centage of all participant accounts shall be one hundred per-cent.


                     10.3. MANNER OF DISTRIBUTION. Subject to the provi-sions of this Section 10 and Section 11, after each partici-pant's settlement date, distribution of the net credit balances in the participant's accounts, after all required adjustments have been completed, will be made to the participant by payment in a lump sum, unless the employer has specified in the adop-tion agreement that a participant may elect to receive payment in a series of substantially equal annual, semi-annual, quar-terly or monthly installments, or unless the joint and survivor provisions of Section 11 apply because the employer has adopted this plan as a money purchase pension plan or because the em-ployer has adopted this plan as a profit sharing plan and has elected in the adoption agreement to provide a joint and sur-vivor annuity form of payment. If the participant may elect the form of payment, then his account balances will be paid to him (or, in the event of his death, to his spouse or designated beneficiary) in accordance with such election. If the partici-pant has not filed the appropriate election with the adminis-trator (or if such election is not permitted), his account bal-ance will be paid in a lump sum, subject to the provisions of
           Section 11, if applicable. If the participant's interest is to be distributed in other than single sum, the following minimum distribution rules shall apply on or after the required begin-ning date to determine the amount to be distributed each year:

                     (a) If a participant's benefit is to be dis-tributed over (i) a period not extending beyond the life expectancy of the partici-pant or the joint life and last survivor expectancy of the participant and the par-ticipant's designated beneficiary or (ii) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distri-butions for the first distribution calendar year, must at least equal the quotient obtained by dividing the participant's benefit by the applicable life expectancy.

                     (b)  The amount to be distributed each year,
                          beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the participant's benefit by the lesser of
                          (i) the applicable life expectancy, or (ii) if the participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the participant shall be distributed using the applicable life ex-pectancy in (a) above as the relevant divi-sor without regard to Regulations Section 1.401(a)(9)-2.

                     (c) The minimum distribution required for the participant's first distribution calendar year must be made on or before the partici-pant's required beginning date. The mini-mum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.


                     10.4. DEATH DISTRIBUTION PROVISIONS. If the partic-ipant dies after distribution of the participant's interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of dis-tribution being used prior to the participant's death. If a participant dies prior to the commencement of his benefit pay-ments under the plan, his account balances will be distributed in a lump sum, unless the employer has specified in the adop-tion agreement that distributions may be made by installment payments and the participant has elected payment in that form to his spouse or other beneficiary, as provided in subsection 10.8, or unless the provisions of Section 11 apply. If the participant dies before distribution of his or her interest begins, distribution of the participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death, except that, if installment payments may be elected, as specified by the em-ployer in the adoption agreement, an election may be made to receive distributions in accordance with (a) or (b) below:

                     (a) if any portion of the participant's inter-est is payable to a designated beneficiary, distributions may be made over the life of, or over a period certain not greater than the life expectancy of, the designated ben-eficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the participant died;

                     (b) if the designated beneficiary is the par-ticipant's surviving spouse, the date dis-tributions are required to begin in accor-dance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died and (2) December 31 of the calendar year in which the participant would have attained age 70-1/2.

           If elections are permitted, but the participant has not made an election pursuant to this subsection by the time of his death, the participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this subsection, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the participant. If the participant has no designated bene-ficiary, or if the designated beneficiary does not elect a method of distribution (or the adoption agreement does not per-mit elections), distribution of the participant's entire inter-est must be completed by December 31 of the calendar year con-taining the fifth anniversary of the participant's death. If the surviving spouse dies after the participant, but before payments to such spouse begin, the provisions of (a) above shall be applied as if the surviving spouse were the partici-pant. For purposes of this subsection, any amount paid to a child of the participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority. For purposes of this subsection, distribution of a partici-pant's interest is considered to begin on the participant's required beginning date (or the date distribution is required to begin to the surviving spouse pursuant to (b) above).


                     10.5. COMMENCEMENT OF DISTRIBUTIONS. Except as provided below in this subsection, payment of a participant's benefits will be made (or installment payments will commence) within a reasonable time after his settlement date, but not later than 60 days after the latest of (a) the end of the plan year in which a participant attains normal retirement age, (b) the end of the plan year in which the participant terminates his employment with the employer, or (c) such later date on which the amount of the payment can be ascertained by the administrator. Distribution of a participant's benefits shall be made (or installment payments shall commence) no later than the participant's required beginning date as defined in sub-paragraph 10.11(d). Notwithstanding the foregoing, if a par-ticipant has elected, by filing a written designation with the administrator prior to January 1, 1984, to have distribution of his benefits commence in accordance with the terms of a pre-decessor plan as in effect immediately preceding January 1, 1984, then distribution of such participant's benefits will be made in accordance with that designation, unless revoked by the participant, except that, for calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations.


                     10.6. DISTRIBUTION REQUIREMENTS. All distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Section 401(a)(9), including the minimum distribution incidental bene-fit requirement of Section 1.401(a)(9)-2 of the regulations. The entire interest of a participant must be distributed or begin to be distributed no later than the participant's requir-ed beginning date. As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                     (a)  the life of the participant,

                     (b) the life of the participant and a desig-nated beneficiary,

                     (c) a period certain not extending beyond the life expectancy of the participant, or

                     (d) a period certain not extending beyond the joint and last survivor expectancy of the participant and a designated beneficiary.


                     10.7. CONSENT TO DISTRIBUTION. If a participant's settlement date occurs and the value of the participant's vest-ed account balance derived from employer and employee contribu-tions is not greater than $3,500, the participant will receive a distribution of the value of the entire vested portion of such account balance and the nonvested portion will be treated as a forfeiture. For purposes of this subsection, if the value of a participant's vested account balance is zero, the partici-pant shall be deemed to have received a distribution of such vested account balance. If a participant's settlement date occurs and the participant elects, in accordance with the re-quirements below, to receive the value of his vested account balance, the nonvested portion will be treated as a forfeiture.

           If a participant receives or is deemed to receive a distribu-tion pursuant to this subsection and the participant resumes employment covered under this plan, the participant's employer-derived account balance may be restored pursuant to subsection 14.3.

           If the value of participant's vested account balance derived from employer and employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the ac-count balance is immediately distributable, the participant must consent to any distribution of such account balance. The consent of the participant shall be obtained in writing within the 90-day period ending on the date proposed for distribution. An account balance is immediately distributable if any part of the account balance could be distributed to the participant before the participant attains age 65. The administrator shall notify the participant of the right to defer any distribution until the participant's account balance is no longer immedi-ately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice re-quirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the date proposed for distribution.

           The consent of the participant shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termi-nation of this plan, the participant's account balance may, without the participant's consent, be distributed to the par-ticipant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group. Notwithstanding the foregoing, the failure of a partic-ipant to consent to a distribution while a benefit is immedi-ately distributable, within the meaning of this subsection, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this subsection.

           If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section
           1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                     (a) The administrator clearly informs the par-ticipant that the participant has a right to a period of at least 30 days after re-ceiving the notice to consider whether or not to elect a distribution (and, if appli-cable, a particular distribution option), and

                     (b) the participant, after receiving the no-tice, affirmatively elects a distribution.


                     10.8. BENEFICIARY DESIGNATION. Each participant from time to time, by signing a form furnished by the adminis-trator, may designate any person or persons (who may be desig-nated contingently or successively) to whom his account balanc-es under the plan are to be paid if he dies before he receives all of such account balances. Each beneficiary designation form signed by a participant will be effective only when filed with the administrator and when so filed will cancel all such beneficiary designation forms signed earlier. Notwithstanding the foregoing, if a deceased participant is survived by his spouse, such spouse automatically shall be his sole primary beneficiary unless the participant has designated another per-son or persons as his primary, sole or co-beneficiary and the surviving spouse has consented thereto. Such consent by a sur-viving spouse shall be in writing filed with the administrator, shall acknowledge the effect of such designation and shall be witnessed by the administrator or a notary public. If a par-ticipant dies without leaving a surviving spouse or having failed to designate a beneficiary as provided above or if his spouse or designated beneficiary dies before him or before com-plete distribution of his account balances, the administrator in its discretion may direct the trustee to pay the partici-pant's account balances to either:

                     (a) one or more of the participant's relatives by blood or marriage and in such propor-tions as the administrator determines; or

                     (b) the legal representative or representatives of the estate of the last to die of the participant and his designated beneficiary.

           The phrase "designated beneficiary" means the person or persons designated by a participant as his beneficiary in the last effective beneficiary designation form filed with the adminis-trator under this subsection and to whom a deceased partici-pant's account balances are payable under the plan. The term "beneficiary" means the natural or legal person or persons to whom a deceased participant's account balances are payable under this subsection. No beneficiary may designate another beneficiary.


                     10.9. MISSING PARTICIPANTS OR BENEFICIARIES. Each participant must file with the administrator from time to time in writing his and his designated beneficiary's post office address and each change of any such address. If a participant dies before he receives all of his benefits under the plan, his beneficiary must file any change in his post office address with the administrator. A communication, statement or notice addressed to a participant or beneficiary at his last post office address filed with the administrator or shown on his employer's records, will be binding on the participant and his beneficiary for all purposes of the plan. If the administrator notifies the participant or his beneficiary that he is entitled to a payment and also notifies him of this subsection, and the participant or beneficiary fails to claim his benefits or make his whereabouts known to the administrator within three years after the notification, the account of the participant or bene-ficiary will be disposed of as follows:

                     (a)  If the whereabouts of the participant's
                          designated beneficiary then is known to the administrator, payment or distribution will be made to the designated beneficiary;

                     (b) If the whereabouts of his designated bene-ficiary then is unknown to the administra-tor but the whereabouts of one or more relatives by blood, marriage or adoption of the participant is known to the adminis-trator, payment or distribution will be made to one or more of such relatives and in such proportions as the administrator decides; or

                     (c) If the whereabouts of all of such relatives and the participant's designated beneficia-ry then is unknown to the administrator, the accounts of the participant or benefi-ciary will become a forfeiture and will be allocated and credited in accordance with subsection 8.8; provided that, if the whereabouts of the participant or desig-nated beneficiary later becomes known to the administrator, the amount of the ac-counts shall be restored to such partici-pant or beneficiary. The amount to be restored shall come first from forfeitures, then from a special employer contribution and finally from income and gains of the trust fund in the manner described in sub-
                          section 14.3 of the plan.


                     10.10. FACILITY OF PAYMENT. When, in the opinion of the administrator, a participant or beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the administrator may direct the trustee to make payments to the participant or his beneficiary or his legal representative.


                     10.11. DEFINITIONS. For purposes of this Section 10, the following terms shall have the following meanings:

                     (a) Applicable life expectancy. The life ex-pectancy (or joint and last survivor expec-tancy) calculated using the attained age of the participant (or designated beneficiary) as of the participant's (or designated ben-eficiary's) birthday in the applicable cal-endar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. The applicable calendar year shall be the first distribution calendar year. If payments commence before the required beginning date, the applicable calendar year is the year such payments commence.

                     (b) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the participant (or spouse, in the case of distributions described in sub-
                          section 10.4 above) by the time distribu-tions are required to begin, life expec-tancies shall not be recalculated annually. Such election shall be irrevocable and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

                     (c)  Distribution calendar year.  A calendar
                          year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's re-quired beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subsec-tion 10.5.

                     (d)  Required beginning date.  The required
                          beginning date of a participant is the
                          first day of April of the calendar year
                          following the calendar year in which the participant attains age 70-1/2. The re-quired beginning date of a participant who attains age 70-1/2 before January 1988, shall be determined in accordance with (1) or (2) below:

                          (i)    Non-5-percent-owners.  The
                                 required beginning date of a
                                 participant who is not a 5-per-
                                 cent owner is the first day of
                                 April of the calendar year fol-
                                 lowing the calendar year in
                                 which the later of retirement
                                 or attainment of age 70-1/2
                                 occurs.


                          (ii)   5-percent owners.  The required
                                 beginning date of a participant
                                 who is a 5-percent owner during
                                 any year beginning after Decem-
                                 ber 31, 1979 is the first day
                                 of April following the later
                                 of:  (A) the calendar year in
                                 which the participant attains
                                 age 70-1/2, or (B) the earlier
                                 of the calendar year with or
                                 within which ends the plan year
                                 in which the participant be-
                                 comes a 5-percent owner, or the
                                 calendar year in which the par-
                                 ticipant retires.

                          The required beginning date of a partici-pant who is not a 5-percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989 is April 1, 1990. A participant is treated as a 5-percent owner for purposes of this sub-
                          section if such participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent plan year. Once distri-butions have begun to a 5-percent owner under this subsection, they must continue to be distributed, even if the participant ceases to be a 5-percent owner in a subse-quent year.

                     (e) Participant's benefit. The account balance as of the last valuation date in the calen-dar year immediately preceding the distri-bution calendar year (valuation calendar year) increased by the amount of any con-tributions or forfeitures allocated to the account balance as of dates in the valua-tion calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. However, if any portion of the mini-mum distribution for the first distribution calendar year is made in the second distri-bution calendar year on or before the re-quired beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.


                     10.12. DISTRIBUTION TO ALTERNATE PAYEES. The admin-istrator may direct the trustee to distribute benefits to an alternate payee on the earliest date specified in a qualified domestic relations order, without regard to whether such dis-tribution is made or commences prior to the participant's ear-liest retirement age (as defined in Section 414(p)(4)(B) of the Code) or the earliest date that the participant could commence receiving benefits under the plan.

                                      SECTION 11
                                      ----------

                       Joint and Survivor Annuity Requirements
                       ---------------------------------------


                     11.1. QUALIFIED JOINT AND SURVIVOR ANNUITY. The provisions of this Section shall apply to any participant who is credited with at least one hour of service with the employer on or after August 23, 1984, and such other participants as provided in subsection 11.6. Unless the participant selects an optional form of benefit pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married participant's vested account balance will be paid in the form of a qualified joint and survivor annuity and an unmarried participant's vested account balance will be paid in the form of a life annuity. The participant may elect to have such annuity distributed upon attainment of the earliest re-tirement age under the plan. A "qualified joint and survivor annuity" is an immediate annuity for the life of the partici-pant with a survivor annuity for the life of the spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the participant and the spouse and which is the amount of benefit which can be purchased with the participant's vested account balance. The percentage of the survivor annuity under the plan shall be 50%. A "life annuity" is an immediate annu-ity payable in equal installments for the life of the partici-pant that terminates upon the participant's death. Any annuity contract distributed from the plan must be nontransferable.
           The terms of any annuity contract purchased and distributed by the plan to a participant or spouse shall comply with the requirements of the plan.


                     11.2. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Unless the participant selects an optional form of benefit within the election period pursuant to a qualified election, if a participant dies before the annuity starting date, the par-ticipant's vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the participant's death.

                     11.3.  DEFINITIONS.
                            -----------

                     (a) Election period: The period which begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant separates from service prior to the first day of the plan year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

                     (b) Pre-age 35 waiver: A participant who will not yet attain age 35 as of the end of any current plan year may make a special quali-fied election to waive the qualified prere-tirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election shall not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under subsection
                          11.4.  Qualified preretirement survivor
                          annuity coverage will be automatically
                          reinstated as of the first day of the plan year in which the participant attains age
                          35.  Any new waiver on or after such date
                          shall be subject to the full requirements of this Section.

                     (c) Qualified election: A waiver of a quali-fied joint and survivor annuity or a quali-fied preretirement survivor annuity. Any waiver of a qualified joint and survivor annuity or a qualified preretirement survi-vor annuity shall not be effective unless:
                          (i) the participant's spouse consents in writing to the election; (ii) the election designates a specific beneficiary, includ-ing any class of beneficiaries or any con-tingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election desig-nates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                          Any consent by a spouse obtained under this provision (or establishment that the con-sent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designa-tions by the participant without any re-quirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific bene-ficiary, and a specific form of benefit where applicable, and that the spouse vol-untarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the partic-ipant has received notice as provided in subsection 11.4 below.

                     (d) Spouse (surviving spouse): The spouse or surviving spouse of the participant, pro-vided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic rela-tions order as described in Section 414(p) of the Code.

                     (e) Annuity starting date: The first day of the first period for which an amount is paid as an annuity or in any other form.

                     (f)  Vested account balance:  The aggregate
                          value of the participant's vested account balances derived from employer and employee contributions (including rollovers), wheth-er vested before or upon death, including the proceeds of insurance contracts, if any, on the participant's life. The provi-sions of this Section shall apply to a par-ticipant who is vested in amounts attrib-utable to employer contributions, employee contributions (or both) at the time of death or distribution.


                     11.4. NOTICE REQUIREMENTS. In the case of a quali-fied joint and survivor annuity, the administrator shall pro-vide each participant, no less than 30 days and no more than 90 days prior to the annuity starting date, a written explanation of: (i) the terms and conditions of a qualified joint and sur-vivor annuity; (ii) the participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a participant's spouse; and (iv) the right to make, and the effect of, a revo-cation of a previous election to waive the qualified joint and survivor annuity.


           In the case of a qualified preretirement survivor annuity as described in subsection 11.2, the administrator shall provide each participant, within the applicable period for such partic-ipant, a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the require-ments of the preceding paragraph applicable to a qualified joint and survivor annuity. The applicable period for a par-ticipant is whichever of the following periods ends last: (i) the period beginning with the first day of the plan year in which the participant attains age 32 and ending with the close of the plan year preceding the plan year in which the partici-pant attains age 35; (ii) a reasonable period ending after the individual becomes a participant; (iii) a reasonable period ending after subsection 11.5 ceases to apply to the partici-pant; or (iv) a reasonable period ending after this subsection first applies to the participant. Notwithstanding the forego-ing, notice must be provided within a reasonable period ending after separation from service in the case of a participant who separates from service before attaining age 35.

           For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii),
           (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a participant who separates from service before the plan year in which he attains age 35, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a participant thereafter returns to employment with the employer, the applicable period for such participant shall be redetermined.


                     11.5. EXCEPTIONS TO NOTICE REQUIREMENTS. Notwith-standing the provisions of subsection 11.4, the respective notices prescribed by that subsection need not be given to a participant if the plan (1) "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity, (2) does not allow the participant to waive the qualified joint and survivor annuity or qualified prere-tirement survivor annuity, and (3) does not allow a married participant to designate a nonspouse beneficiary. For purposes of this subsection 11.5, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the participant may result from the participant's failure to elect another benefit.


                     11.6. SAFE HARBOR RULES. This subsection 11.6, which provides an exception to the joint and survivor annuity requirement for certain profit sharing plans, shall apply to a participant in a profit sharing plan, and to any distribution, made on or after the first day of the first plan year beginning after December 31, 1988, from or under a separate account at-tributable solely to accumulated deductible employee contribu-tions, as defined in Section 72(o)(5)(B) of the Code, and main-tained on behalf of a participant in a money purchase pension plan, (including a target benefit plan) if the following condi-tions are satisfied: (i) the participant does not or cannot elect payments in the form of a life annuity; and (ii) on the death of a participant, the participant's vested account bal-ance will be paid to the participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the participant's designated beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the participant's death. The account balance shall be adjusted for gains or losses occurring after the participant's death in accordance with the provisions of Section 8 of the plan. This subsection 11.6 shall not be operative with respect to a par-ticipant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of
           Section 401(a)(11) and Section 417 of the Code, or if the em-ployer has specified in the adoption agreement that the joint and survivor annuity shall be the normal form of payment under the plan. If this subsection 11.6 is operative, then the pro-visions of this Section 11, other than this subsection 11.6, shall be inoperative. Notwithstanding the foregoing:

                     (a) The participant may waive the spousal death benefit described in this subsection at any time provided that no such waiver shall be effective unless it satisfies the condi-tions of subsection 11.3 (other than the notification requirement referred to there-
                          in) that would apply to the participant's waiver of the qualified preretirement sur-vivor annuity.

                     (b) For purposes of this subsection 11.6, vest-ed account balances shall mean, in the case of a money purchase pension plan or a tar-get benefit plan, the participant's sepa-rate account balance attributable solely to accumulated deductible employee contribu-tions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested account balance shall have the same meaning as provided in subsection 11.3.

                                      SECTION 12
                                      ----------

                   Withdrawals and Distributions During Employment
                   -----------------------------------------------

                     12.1. WITHDRAWAL OF VOLUNTARY PARTICIPANT CONTRIBU-TIONS. A participant may elect to withdraw all or any portion of the net credit balance in his voluntary contribution ac-count. Each election by a participant under this subsection
           12.1 shall be made by filing the election form furnished by the administrator at least 30 days (or such shorter time period as may be established by the administrator) prior to the date as of which such withdrawal is to be effective. If the provisions of Section 11 are applicable to a participant, then such par-ticipant's election to withdraw his voluntary contributions shall not be effective unless the participant's spouse consents to the withdrawal in writing in the manner described in subsec-tion 11.3. Such consent shall acknowledge the form of payment, the effect of the withdrawal and be witnessed by a plan repre-sentative or a notary public.


                     12.2. PRE-TERMINATION DISTRIBUTIONS. If the employ-er has adopted this plan as a profit sharing plan and specified in its adoption agreement that pre-termination distributions may be made from the plan, this subsection shall be applicable. Subject to the provisions of Section 11, as of any accounting date, a participant who has attained age 59-1/2 (or has met such other requirements as are specified by the employer in the adoption agreement) and is fully vested in all of his account balances may irrevocably elect to withdraw all or any portion of such account balances (after any adjustments required under the plan have been made), except that, a participant who has not attained age 59 1/2 may not withdraw amounts from his compen-sation deferral contribution accounts nor any employer contri-butions (and earnings thereon) that are treated as qualified matching contributions or qualified nonelective contributions under the plan. Each election under this subsection 12.2 shall be made by filing the election form furnished by the adminis-trator at least 30 days (or such shorter time period as may be established by the administrator) before the date as of which such withdrawal is to be effective. All pre-termination dis-tributions under this subsection shall be distributed in a single payment (including amounts, if any, which are withdrawn from an investment fund investing in employer securities), and if the participant's accounts are invested in various invest-ment options pursuant to Section 9, withdrawal shall be made pro rata, from all investment option subaccounts.

                     12.3. CHARGING AND PAYMENT OF WITHDRAWALS. All withdrawals by a participant under this Section 12 shall be charged to the appropriate account of the participant, and to his interest in the investment options designated by the par-ticipant if the participant is allowed to select investment options, in accordance with such rules as the administrator may establish. In the absence of investment option designations by a participant, withdrawals shall be charged in accordance with such rules as shall be established by the administrator. In determining the amount any participant may withdraw under this
           Section 12, any unpaid loan or loans theretofore made to the participant under subsection 12.4 shall be taken into account. Withdrawals under this Section 12 shall be paid to the partici-pant as soon as practicable after all plan accounting required on or before such withdrawal is completed. Withdrawals from a participant's accounts must occur in the following order:

                     (a) FIRST, the participant's voluntary contri-butions made prior to January 1, 1987 from the subaccount under the participant's voluntary contribution account which is attributable to such contributions;

                     (b) NEXT, the participant's voluntary contribu-tions made on and after January 1, 1987 and the interest, earnings and appreciation thereon, from the subaccount under the par-ticipant's voluntary contribution account which is attributable to such contribu-tions;

                     (c) NEXT, the interest, earnings and apprecia-tion on the participant's voluntary contri-butions made prior to January 1, 1987 from the remainder of the subaccount attribut-able to such contributions; and

                     (d) FINALLY, the participant's remaining ac-counts under the plan, subject to the limi-tations of subsections 12.2 and 12.5.

             No forfeitures will occur solely as a result of a participant's withdrawal of compensation deferral or voluntary contributions.

                         12.4. LOANS TO PARTICIPANTS. While it is the pri-mary purpose of the plan to accumulate funds for participants when they retire, it is recognized that under some circum-stances it is in the best interests of participants to permit loans to be made to them while they continue in the active ser-vice of the employer. Accordingly, if the employer has so specified in its adoption agreement, the administrator, pursu-ant to such rules and procedures as it may from time to time establish, and upon written application by a participant sup-ported by such evidence as the administrator requests, may direct the trustee to make a loan to a participant from his accounts in the trust fund. Loans shall be made available to all participants on a reasonably equivalent basis and shall be subject to the following rules:

                     (a) Subject to the limitations below, the prin-cipal amount of any loan made to a partici-pant, when added to the outstanding balance of all other loans made to the participant from all qualified plans maintained by the employer or a related employer, shall not exceed the lesser of:

                          (i)    $50,000, reduced by the excess
                                 (if any) of the highest out-
                                 standing balance during the
                                 one-year period ending
                                 immediately preceding the date
                                 of the loan, over the outstand-
                                 ing balance on the date of the
                                 loan, of all such loans from
                                 all such plans; or

                          (ii)   50 percent of the participant's
                                 vested account balances under
                                 the plan.

                     (b)  Each loan must be evidenced by a written
                          note in a form approved by the administra-tor, and shall bear interest at a reason-able rate. If the administrator does not specify a procedure for determining a rea-sonable rate of interest, the applicable rate will be the reference rate in effect at the sponsor on the date the loan is made.

                     (c) Each loan shall specify a repayment period determined by the administrator in a uni-form and nondiscriminatory manner, but not in excess of five years. However, the five year limit shall not apply to any loan used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the prin-cipal residence of the participant.

                     (d) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the plan.

                     (e)  No loans will be made to a shareholder-
                          employee, or to an owner-employee (as
                          defined in subsection 2.7). For purposes of this requirement, a "shareholder-employee" means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1)) of the Code), on any day during the taxable year of such corporation, more than five percent of the outstanding stock of the corporation.

                     (f) Principal and interest on each loan shall be repaid on a substantially level basis (no less frequently than quarterly) by payroll withholding or in a single lump sum prepayment, and shall be credited to the accounts and investment option subaccounts of the participant in accordance with his current investment election as to future contributions. Except as provided in the preceding sentence, partial repayments will not be permitted.

                     (g) Loans shall not be made available to highly compensated employees (as defined in sub-section 2.12) in an amount greater than the amount made available to other employees. Loans will be approved or denied based on the credit worthiness of the participant/applicant and the liquidity of the trust fund.

                     (h) The employer or administrator shall adopt and publish a procedure governing the application for and processing of partic-ipant loans.

                     (i) If the provisions of Section 11 are appli-cable to any participant in this plan, then the consent of such participant's spouse must be obtained as to any loan, in the manner described in subsection 11.3. Spousal consent shall be obtained no ear-lier than the beginning of the 90-day period ending on the date of the loan, must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan; but a new consent shall be required if the account balances are used for rene-gotiation, extension, renewal or other revisions of the loan.

           The employer or administrator shall specify the accounts from which a loan to a participant can be made; and also shall spec-ify whether any such loan shall be drawn, PRO RATA, from the vested portion of each of the participant's specified accounts (and subaccounts, if any) or the hierarchy of accounts from which such loans will be drawn. No loan shall exceed the pres-ent value of a participant's nonforfeitable account balances. Any loan made under the plan or a predecessor plan on or before December 31, 1986 shall be governed by the terms of the plan or the predecessor plan in effect on or before that date. Any loan made under the plan or a predecessor plan after December 31, 1986 (including any renegotiation, extension, revision or renewal after that date of a loan made on or before that date) shall be subject to the foregoing limitations of this subsec-tion 12.4. If on a participant's settlement date (including for this purpose the date a distribution is to be made to a participant under subsection 12.2), any loan or portion of a loan made to him under the plan, together with the accrued interest thereon, remains unpaid, an amount equal to such loan or any part thereof, together with the accrued interest there-on, shall be charged to the participant's accounts after all other adjustments required under the plan, but before any dis-tribution pursuant to subsections 10.3, 10.4, and 12.2 and such amount shall be deemed distributed to the participant at that time, subject to applicable law. In the event of a default by the participant prior to the participant's settlement date (e.g., a failure to make timely repayments), the amount of the loan, together with any accrued interest thereon, may be deemed distributed. In no event shall a loan to a participant be secured by an interest in the participant's residence.


                     12.5. HARDSHIP WITHDRAWALS. If the employer has so provided in the adoption agreement, a participant, in accor-dance with such rules and procedures as the administrator may from time to time establish, may elect to withdraw all or any portion of the sum of (a) the lesser of the compensation defer-ral contributions in his compensation deferral contribution account (including investment earnings credited to such account before 1989), or his total compensation deferral contribution account balance (determined as of the preceding accounting date), plus (b) the compensation deferral contributions with-held by the employer but not yet credited to the participant's compensation deferral contribution account. A participant may not withdraw any portion of the investment earnings on his com-pensation deferral contribution account that are credited to such account after 1988. Such a withdrawal must be necessary because of a hardship causing immediate and heavy financial needs on the participant, and the participant previously must have withdrawn the entire net credit balance, if any, in his voluntary contribution account. Such a withdrawal shall not exceed the amount required to meet such immediate financial need and not reasonably available from other resources of the participant, and shall not exceed the balance of such account as of the valuation date coincident with or next preceding the date of withdrawal (reduced by the remaining principal and interest of any outstanding loan made to the participant under subsection 12.4 above). Each election under this subsection
           12.5 shall be made by filing the election form furnished by the administrator at such time and in such manner as the adminis-trator shall determine, and shall be effective in accordance with such rules as may be required by Internal Revenue Service regulations and as the administrator may establish from time to time. The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medi-cal care (within the meaning of Section 213(d) of the Code) of the participant, the participant's spouse, or dependents; the purchase (excluding mortgage payments) of a principal residence for the participant; payment of tuition and related educational fees for the next twelve months of post-secondary education for the participant, the participant's spouse, children, or depen-dents; or the need to prevent the eviction of the participant from, or a foreclosure on the mortgage of, the participant's principal residence; and amounts reasonably determined by the administrator to be necessary to pay any federal, state, or local income taxes or penalties resulting from any such hard-ship withdrawal. A distribution will be considered as neces-sary to satisfy an immediate and heavy financial need of the participant only if: (a) the participant has obtained all dis-tributions, other than hardship distributions, and all nontax-able loans under all plans maintained by the employer; (b) all plans maintained by the employer provide that the participant's elective deferrals (and participant contributions) will be sus-pended for twelve months after the receipt of the hardship dis-tribution; (c) the distribution is not in excess of the amount of an immediate and heavy financial need; and (d) all plans maintained by the employer provide that the participant may not make elective deferrals for the participant's taxable year immediately following the taxable year of the hardship distri-bution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such par-ticipant's elective deferrals for the taxable year of the hardship distribution.

           If the provisions of Section 11 are applicable to any partici-pant in this plan, then the consent of such participant's spouse must be obtained as to any hardship withdrawal, in the manner described in subsection 11.3. Spousal consent shall be obtained no earlier than the beginning of the 90-day period ending on the date of the hardship withdrawal, must be in writ-ing, must acknowledge the effect of the hardship withdrawal, and must be witnessed by a plan representative or notary public.

                                      SECTION 13
                                      ----------

                               No Reversion in Employer
                               ------------------------

                     The employer shall have no right, title or interest in the trust fund, and no part of the trust fund shall revert or be repaid to the employer, directly or indirectly, unless:

                     (a)  the Internal Revenue Service initially
                          determines that the plan does not meet the requirements of Section 401(a) of the Code, in which event the contributions made to the plan by the employer shall be returned to it within one year after such adverse determination;

                     (b) a contribution is made by the employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

                     (c) a contribution conditioned on the deduct-ibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

           Contributions may be returned to the employer pursuant to sub-paragraph (a) above only if they are conditioned upon initial qualification of the plan, and an application for determination was made by the time prescribed by law for filing the employ-er's Federal income tax return for the taxable year in which the plan was adopted (or such later date as the Secretary of the Treasury may prescribe). The amount of any contribution that may be returned to the employer pursuant to subparagraph
           (b) or (c) above must be reduced by any portion thereof previ-ously distributed from the trust fund and by any losses of the trust fund allocable thereto, and in no event may the return of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan.

                                      SECTION 14
                                      ----------

                  Reemployment and Employment With Related Employers
                  --------------------------------------------------


                     14.1. REEMPLOYMENT BEFORE BREAK IN SERVICE. If an employee's employment with his employer terminates and he is reemployed before he incurs a one-year break in service, his years of service will not be deemed to have been interrupted during such year and, if he was a participant in the plan, he will continue as such upon his reemployment if he then meets the requirements of subparagraph 3.1(c); provided that, such participant must refile the forms required under subsection 3.2 with the administrator and he may resume making compensation deferral contributions and voluntary contributions as of the beginning of the first pay period coincident with or next fol-lowing the date of his reemployment.


                     14.2. REEMPLOYMENT AFTER BREAK IN SERVICE. If a former participant who incurs a one-year break in service is reemployed, he will again become a participant in the plan as of his date of reemployment if he then meets the requirements of subparagraph 3.1(c). If an employee who is not partici-pating in the plan should terminate employment and then subse-quently be reemployed by an employer, his eligibility for par-ticipation shall be determined in accordance with subsection 3.1, and he shall become a participant on the date of his reem-ployment if he then meets the requirements of subparagraph 3.1(c) and he had met the requirements of subparagraphs 3.1(a) and (b) prior to his termination. The years of service accrued prior to termination by a non-vested participant or by an em-ployee who was not a participant shall be disregarded for pur-poses of subsection 10.2 only if his number of consecutive one-year breaks in service occurring after his termination equal or exceed the greater of (i) five, or (ii) his years of service prior to his termination. Each such reemployed employee or participant must file (or refile) the forms required by subsec-tion 3.2 with the administrator, and compensation deferral contributions and voluntary contributions by a reemployed par-ticipant will not resume under the plan until the beginning of the first pay period coincident with or next following the date of his reemployment. A "non-vested participant" is a partici-pant who, at his prior termination of employment, had no non-forfeitable right under subsection 10.2 to any part of his em-ployer matching or employer contribution accounts. In the case of a participant who has 5 consecutive 1-year breaks in ser-vice, all years of service after such breaks in service will be disregarded for the purpose of vesting the employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund. In the case of a participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance.


                     14.3. RESTORATION OF FORFEITURES. If a participant whose employment with the employer terminated because of resig-nation or dismissal before he was 100 percent vested in his em-ployer matching or contribution accounts is reemployed by the employer or a related employer after distribution of his em-ployer contribution or employer matching contribution accounts has commenced (or was deemed to commence under subsection 10.7) but before he incurs five consecutive one-year breaks in ser-vice, he may repay to the trustee the total amount distributed to him from such accounts as a result of his earlier termina-tion of employment. Such repayment must be made before the earlier of five years after the first date on which the partic-ipant is subsequently reemployed by an employer, or the date the participant incurs five consecutive one-year breaks in ser-vice commencing after the distribution. If a participant makes such a repayment to the trustee, both the amount of the repay-ment and the forfeiture which resulted from his earlier termi-nation of employment (without interest) shall be credited to his employer matching and contribution accounts, as appropri-ate, as of the regular accounting date coincident with or next following the date of repayment (after all other adjustments required under the plan as of that date have been made), but the amount of the repayment shall be separately accounted for by the administrator or trustee, inasmuch as such amount was previously the subject of a taxable distribution. Forfeitures which are restored to participants' accounts as of a regular accounting date under this subsection 14.3 shall reduce:
           first, forfeitures to be allocated as of that date under sub-
           section 8.8; and then, to the extent that the forfeitures to be allocated as of that date are insufficient to fully restore a reemployed participant's accounts, the employer will make a special contribution in the amount necessary to restore such forfeitures.


                     14.4. EMPLOYMENT WITH RELATED EMPLOYERS. Employment of an employee or a participant with a related employer will be considered as employment with the employer for purposes of determining the employee's or participant's years of service, hours of service, leaves of absence, breaks in service and dis-tribution date. Termination of an employee's or participant's employment with his employer will not be considered a termina-tion of employment for purposes of the plan if, concurrently with or immediately following such termination of employment, such employee or participant is employed by a related employer.

           No contribution to be made by an employer under the plan on behalf of a participant, however, will be based on any earnings paid to such employee or participant by such related employer, and no employee of a related employer may become a participant in the plan solely as a result of such employment.

                                      SECTION 15
                                      ----------

                                  General Provisions
                                  ------------------

                     15.1. INFORMATION FURNISHED BY PARTICIPANTS. Par-ticipants and their beneficiaries must furnish to the adminis-trator and the trustee such evidence, data or information as the administrator and the trustee consider desirable to carry out the plan. No participant, except one authorized by the administrator, shall have the right to inspect plan records.


                     15.2. INFORMATION FURNISHED TO TRUSTEE. Each em-ployer and the administrator shall furnish the trustee such data and information as it may require to perform its functions under the plan and trust.


                     15.3. INALIENABILITY OF BENEFITS. The interests of participants and their beneficiaries under the plan are not subject to the claims of their creditors and, except as may be required by a domestic relations order which the administrator determines to be a qualified domestic relations order under
           Section 414(p) of the Code, may not be voluntarily or involun-tarily assigned or alienated.


                     15.4. ABSENCE OF GUARANTY. Neither the administra-tor, the trustee nor the employers in any way guarantee the trust fund from loss or depreciation. The liability of the trustee and the administrator to make any payment under the plan will be limited to the assets held by the trustee which are available for that purpose.


                     15.5. EMPLOYMENT RIGHTS. The plan does not consti-tute a contract of employment. The plan shall not be construed as giving a participant a right to be retained in the employ of the employers or a right or claim to any benefit under the plan unless the right or claim has specifically accrued under the plan.


                     15.6. GENDER AND NUMBER. Words in the masculine include the feminine and neuter genders, words in the neuter include the masculine and feminine genders, the singular in-cludes the plural and the plural includes the singular, unless qualified by the context.

                     15.7. ADMINISTRATIVE DECISIONS FINAL. Any interpre-tation of the plan and any decision on a matter within the administrator's discretion made in good faith shall be binding on all persons, and shall not be overturned unless held to be arbitrary and capricious. A misstatement or other mistake of fact shall be corrected when it becomes known, and the adminis-trator shall make such adjustment on account thereof as it considers equitable and practicable.


                     15.8. EVIDENCE. Evidence required of anyone under the plan may be by certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable and signed, made or presented by the proper party or parties.


                     15.9. ACTION BY EMPLOYER. Any action required or permitted to be taken by an employer under the plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee, if the employer is a corporation; by written instrument signed by its managing partner or partners, or by a person or persons authorized by such managing partner or part-ners, if the employer is a partnership; and by written instru-ment signed by the employer, if the employer is a sole propri-etor.


                     15.10. UNIFORM RULES. In managing the plan, the administrator will apply uniform rules to all participants similarly situated.


                     15.11. CONTROLLING LAW. Except to the extent super-seded by the laws of the United States, the laws of the state of the employer's principal place of business shall govern, control and determine all questions arising with respect to the plan and the trust agreement and the validity of their provi-sions.


                     15.12. WAIVER OF NOTICE. Any notice required under the plan or the trust agreement may be waived by the person entitled thereto.


                     15.13. SUCCESSOR TO AN EMPLOYER. The term "employ-er" also includes any entity that is a successor to an employer or a purchaser of all or substantially all of the assets of an employer and which agrees to continue the plan as provided in subparagraph 16.3(d).

                     15.14. CLAIMS PROCEDURE. A participant or bene-ficiary who believes that he is entitled to a benefit under the plan may file a written claim for such benefit with the admin-istrator. The administrator shall notify in writing any par-ticipant or beneficiary whose claim for benefits under the plan has been denied in whole or part within 90 days after receipt of the claim for benefits by the administrator, or within 180 days of receipt of such claim if the participant is notified in writing by the administrator that an extension of time is re-quired for processing the claim. If a claim is neither granted nor denied within 90 days or 180 days, as the case may be, the claim will be considered denied and the claimant may pursue the review procedure set forth below. Each notice of denial of a claim shall be in writing and shall contain the following information:

                     (a)  The specific reason or reasons for the
                          denial;

                     (b) Specific reference to pertinent plan provi-sions upon which the denial is based;


                     (c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation of why such material or information is necessary; and

                     (d) An explanation of the plan's review proce-dure (as described below).

           In the event a claim for benefits is denied in whole or in part, the claimant or the claimant's duly authorized represen-tative may request a review of such denial by the administra-tor. Each such request for review must be in writing signed by the claimant or the claimant's duly authorized representative, must specify that it is a request for review of a denied claim and must be filed with the administrator no later than 60 days after receipt by the claimant of the denial of the claim. The decision of the administrator upon a claimant's request for review shall be made within 60 days after the request for re-view is received by the administrator unless special circum-stances require an extension of time for processing such re-view, in which event the claimant shall be notified in writing prior to the expiration of such 60 days, and the decision of the administrator shall be rendered within 120 days of the receipt of the request for review. In connection with a request for review, the claimant or the claimant's duly autho-rized representative may submit issues and comments in writing to the administrator. All communications between the adminis-trator and the claimant or the claimant's duly authorized rep-resentative shall be in writing unless the claimant or the claimant's duly authorized representative requests otherwise and the administrator consents thereto. Each decision of the administrator on a request for review shall be in writing, shall include the specific reason or reasons for the decision and shall contain specific reference to the plan provisions upon which the decision is based.


                     15.15. LITIGATION BY PARTICIPANTS. If a legal action begun against the trustee, the employer or the administrator by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or beneficiary's benefits, the cost to the trust-ee, the employer or the administrator of defending the action will be charged to the extent legally permitted under ERISA against the sums, if any, involved in the action or payable to the participant or beneficiary concerned.


                     15.16. AMENDMENTS OF VESTING SCHEDULE. If the em-ployer amends the vesting schedule contained in the adoption agreement: for every employee who is a participant on the later of the amendment adoption date or the amendment effective date, the vested percentage of such participant shall not be less than the vested percentage of such participant without regard to the amendment; and each participant with three or more years of service may elect, within a reasonable period of time after the adoption of such amendment, to have his vested percentage determined under the plan without regard to such amendment. For participants who do not have at least one hour of service in any plan year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five" for "three" years of service where such language appears. The period during which such election may be made will end on the latest of (i) 60 days after the amendment is adopted; (ii) 60 days after the effective date of the amendment, and (iii) 60 days after the participant is issued written notice of the amendment by the administrator. For purposes of this subsec-tion, an amendment of the vesting schedule is any plan amend-ment which directly or indirectly affects the computation of the vested percentage of participants' rights to their employer matching and contribution account balances.


                     15.17. QUALIFICATION OF PLAN. Adoption of the plan and trust by the employer is conditioned, unless the plan is adopted as a standardized plan, upon the employer's securing a determination letter from the Internal Revenue Service to the effect that the plan, as adopted by the employer, meets the applicable requirements of Section 401(a) of the Code. In the event the employer fails to secure such determination letter or, after having secured such determination letter, is notified that the plan no longer meets the applicable requirements of
           Section 401(a), any assets of the plan held in the trust will be considered as held by a nonqualified plan and treated ac-cordingly. If the employer's plan fails to attain or retain qualification, such plan will no longer participate in this prototype plan and will be considered an individually designed plan. As a condition to adopting this plan, the employer agrees to notify the trustee and provide the trustee with a copy of the determination letter issued by the Internal Revenue Service in connection with the plan within a reasonable period of time after such letter is received.


                     15.18. COMPLIANCE WITH ERISA AND SEVERABILITY. The plan is intended to comply with the applicable requirements of ERISA. The provisions of the plan shall be interpreted to con-form to ERISA and any regulations and rules promulgated or issued under ERISA. If any provision of the plan is found to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of the plan and the plan shall be construed and enforced as if such illegal or invalid provi-sion had never been incorporated herein.


                     15.19. CONTROL OF TRADES OR BUSINESSES BY OWNER-EMPLOYEE. If this plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for such other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the employees of this and all other trades or businesses.

           If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or busi-nesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this plan.

           If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not con-trolled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

           For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

                     (a) own the entire interest in an unincorpo-rated trade or business, or

                     (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

           For purposes of the preceding sentence, an owner-employee, or two or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indi-rectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.


                     15.20. PORTABILITY. Except as provided below, an employer may direct the trustee, with the consent of the trust-ee, to receive and hold for the benefit of a participant under this plan any assets (i) held for the benefit of such partici-pant under any other plan or trust qualified under Section 401(a) of the Code or (ii) held in a trust or custodial account qualified under Section 408 of the Code and attributable to such participant's prior participation in a plan or trust qual-ified under Section 401(a) of the Code. Any such assets trans-ferred to this plan shall be held in a separate, nonforfeitable account established for the benefit of such participant, which shall be adjusted as any other participant account under the plan until distributed in accordance with Section 10.

                                      SECTION 16
                                      ----------

                              Amendment and Termination
                              -------------------------


                     16.1. AMENDMENT BY THE EMPLOYER. While the employer expects and intends to continue the plan, the employer reserves the right, subject to Section 13, to amend the plan (in accor-dance with the procedures set forth in subsection 15.9) from time to time, subject to the following:

                     (a) No amendment to the plan shall be effective to the extent that it has the effect of decreasing a participant's accrued benefit. Notwithstanding the preceding sentence, a participant's accrued benefit may be reduced to the extent permitted under
                          Section 412(c)(8) of the Code. For pur-poses of this subparagraph, a plan amend-ment which has the effect of decreasing a participant's account balance or elimi-nating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, no amendment to the plan shall have the effect of decreasing a participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

                     (b) The employer, by filing an amended adoption agreement with the sponsor, may amend the plan to specify which of the plan's vari-able features will be included in the plan after the effective date of the amended adoption agreement and to specify, to the extent permitted under the plan, how these variable features will be applied.

                     (c) The employer, by continuing the plan in the form of a newly-established and individ-ually designed plan and trust, may amend the plan in any manner it considers desir-able, provided that the accounts of par-ticipants will not be transferred to such newly-established trust until it has been determined that the plan, as amended and continued in the form of such newly-estab-lished plan and trust, continues to meet the requirements of a qualified plan under the Code. If the employer amends the plan in this fashion (not including an amendment under (b) above) it shall no longer be con-sidered to have adopted this plan, and the plan, as adopted by the employer, will no longer be considered to be a prototype plan. Participants' accounts will be transferred to such newly-established trust as soon as practicable after the accounting date coincident with or next following the date of a favorable Internal Revenue Ser-vice determination as to the plan's quali-fication. If the employer amends the plan because of a waiver of the minimum funding requirements of Code Section 412, the plan will be considered an individually designed plan and no longer part of the prototype plan.

                     (d) The employer may amend the plan by adding overriding plan language to the adoption agreement where such language is necessary to satisfy Sections 415 and 416 of the Code because of the required aggregation of multiple plans under Sections 415 and 416.

                     (e) The employer may add certain model amend-ments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed.



                     16.2. AMENDMENT BY SPONSOR. Each employer, by fil-ing its adoption agreement with the sponsor and thus adopting the plan, authorizes and empowers the sponsor to amend the plan from time to time subject to Section 13 and the following:

                     (a)  Except as provided in subparagraphs (b) and
                          (c) next below, no such amendment shall
                          become effective until at least 30 days' prior written notice thereof has been given to the employer, nor shall any such amend-ment reduce participants' benefits to less than the benefits to which they would have been entitled to receive if they had re-signed from the employ of their respective employers on the day of the amendment or eliminate any optional form of distribution under the plan.

                     (b) An amendment of the plan made under this subsection which the sponsor deems neces-sary or appropriate to enable the plan to meet the requirements of Section 401(a) of the Code, or any future legislation amend-ing, supplementing or superseding said section, may be made effective as of the date the plan was established by the spon-sor or as of any subsequent date.

                     (c) An amendment of the plan made under this subsection to conform the plan to any change in the law of the United States, the state of the employer's principal place of business or any political subdivision thereof, or to any rule or regulation thereunder, may take effect as of the date such amendment is required to be effective under such law, rule or regulation.


                     16.3. TERMINATION. The plan will terminate as to an individual employer on the first to occur of the following:


                     (a) The date the plan is terminated by the em-ployer (in accordance with the procedures set forth in subsection 15.9) if thirty days' advance written notice of the termi-nation is given to the administrator, the trustee and other employers, if any.

                     (b) The date the employer is judicially dis-charged in bankruptcy or is insolvent.

                     (c) The date the employer permanently discon-tinues making contributions under the plan.

                     (d) The dissolution, merger, consolidation or reorganization of the employer, or the sale by the employer of all or substantially all of its assets except that: (i) in such event arrangements may be made with the consent of the employer whereby the plan will be continued by a successor to, or purchaser of all or substantially all of the employer's assets, in which case the successor or purchaser will be substituted for the employer under the plan; and (ii) if an employer is merged, dissolved or in any way reorganized into, or consolidated with, any other employer, the plan, as applied to the former employer automat-ically will continue in effect without a termination thereof. If the employer is a partnership, the withdrawal of partners and the admission of new partners will not in itself be considered as affecting the identity of the employer.


                     16.4. NOTICE OF AMENDMENT OR TERMINATION. The administrator shall notify participants of an amendment or ter-mination of the plan within a reasonable time.


                     16.5. VESTING AND DISTRIBUTION ON TERMINATION. On termination or partial termination of the plan [including com-plete discontinuance of contributions under subparagraph 16.3(c)], the date of termination shall be a special accounting date and after all adjustments then required have been made, the account balances of each participant will be fully vested and nonforfeitable and will be distributable in accordance with subsections 10.3 or 10.4. Until the entire trust fund has been distributed, all appropriate accounting provisions of the plan shall continue to apply, the trust shall continue in effect, and the trustee shall have all the powers, rights, discretions, duties and liabilities provided for in the trust and the plan.


                     16.6. MERGER OR CONSOLIDATION. In the event of a merger or consolidation of this plan with, or transfer of assets or liabilities of the plan to, any other plan, each par-ticipant's or beneficiary's benefits under such other plan immediately after such merger, consolidation or transfer (if the plan terminated immediately after such merger, consolida-tion or transfer) at least shall equal the benefit he would have received under this plan immediately before the merger, consolidation or transfer (if this plan had terminated).

                                      SECTION 17
                                      ----------

                                 Benefit Limitations
                                 -------------------

                     17.1. SINGLE PLAN. If the participant does not par-ticipate in, and has never participated in, another qualified plan, a welfare benefit fund (as defined in Section 419(e) of the Code), an individual medical account (as defined in Section 415(l)(2) of the Code), or a simplified employee pension (as defined in Section 408(k) of the Code), maintained by the employer, which provides an annual addition as defined in sub-
           section 17.12, the amount of annual addition which may be allo-cated under this plan to the participant's accounts for any limitation year shall not exceed the lesser of the maximum per-missible amount or any other limitation contained in this plan. If the employer contribution that would otherwise be contri-buted or allocated to the participant's employer contribution account would cause the annual additions for that limitation year to exceed the maximum permissible amount, the amount con-tributed or allocated will be reduced so that the annual addi-tions for the limitation year will equal the maximum permis-sible amount.


                     17.2. ESTIMATED COMPENSATION. Prior to the deter-mination of the participant's actual compensation for a limi-tation year, the maximum permissible amount may be determined on the basis of the participant's estimated annual compensation for such limitation year. Such estimated annual compensation shall be determined on a reasonable basis and shall be uni-formly determined for all participants similarly situated.


                     17.3. ACTUAL COMPENSATION. As soon as is adminis-tratively feasible after the end of the limitation year, the maximum permissible amount for such limitation year shall be determined on the basis of the actual compensation for such participant for such limitation year.


                     17.4. EXCESS AMOUNT IN SINGLE PLAN. If, pursuant to subsection 17.3 or as a result of the allocation of forfei-tures, there is an excess amount with respect to a participant for a limitation year, such excess amount shall be disposed of as follows:

                     (a) Any voluntary contributions, to the extent they would reduce the excess amount, will be returned to the participant.

                     (b)  If after the application of subparagraph

                          (a) an excess amount still exists, and the participant is covered by the plan at the end of the limitation year, then such excess amount shall not be distributed to the participant, but shall be reapplied to reduce future employer contributions or matching contributions under the plan for the next limitation year (and for each suc-ceeding limitation year, if necessary) for such participant, so that in each such year, the sum of actual employer contri-butions and matching employer contributions plus the reapplied amount shall equal the amount of employer matching or contribu-tions which would otherwise be allocated to such participant's employer contribution and employer matching contribution ac-counts.

                     (c)  If after the application of subparagraph
                          (a) an excess amount still exists, and the participant is not covered by the plan at the end of the limitation year, or in the event that the participant is not entitled to have an employer contribution allocated to his account for the next limitation year, then such excess amount shall not be distributed to the participant, but shall be held unallocated in a suspense account. The suspense account will be applied to reduce future employer contributions or employer matching contributions for all remaining participants in the next limita-tion year, and each succeeding limitation year if necessary.

                     (d) If a suspense account is in existence at any time during the limitation year pursu-ant to this subsection, it will not partic-ipate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to participants' accounts before any employer or employee contribu-tions may be made to the plan for that limitation year. Excess amounts may not be distributed to participants or former par-ticipants.

                     17.5.  TWO OR MORE QUALIFIED PLANS (MASTER OR PROTO-

           TYPE PLANS). If, in addition to this plan, the participant is covered under another qualified master or prototype defined contribution plan maintained by the employer, a welfare benefit fund maintained by the employer, an individual medical account maintained by the employer, or a simplified employee pension maintained by the employer, which provides an annual addition as defined in subsection 17.12 during any limitation year, the amount of annual additions which may be allocated under this plan on a participant's behalf for a limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the participant under other defined contribution plans and welfare benefit funds maintained by the employer are less than the maximum permissi-ble amount and the employer contribution that otherwise would be contributed or allocated to the participant's account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allo-cated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If a participant's annual addi-tions under such other plans result in an excess amount for a limitation year, no participant or employer contributions will be contributed or allocated to the participant's accounts under this plan for the limitation year.


                     17.6. ESTIMATED COMPENSATION (TWO OR MORE PLANS). Prior to the determination of the participant's actual compen-sation for a limitation year, the amounts referred to in sub-
           section 17.5 above may be determined on the basis of the par-ticipant's estimated annual compensation for such limitation year. Such estimated annual compensation shall be determined on a reasonable basis and shall be uniformly determined for all participants similarly situated.


                     17.7. ACTUAL COMPENSATION (TWO OR MORE PLANS). As soon as is administratively feasible after the end of the limi-tation year, the amounts referred to in subsection 17.6 shall be determined on the basis of the actual compensation paid to such participant for such limitation year.


                     17.8. TREATMENT OF EXCESSES (TWO OR MORE PLANS). IF pursuant to subsection 17.7 or as a result of the allocation of forfeitures, a participant's annual additions under this plan and all such other plans result in an excess amount for a limi-tation year, such excess amount shall be deemed to consist of the amounts last allocated under the plans, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by annual addi-tions to a welfare benefit fund or individual medical account, regardless of the actual allocation date. Any excess amounts attributable to this plan shall be disposed of as provided in subsection 17.4.


                     17.9.  COINCIDENT ALLOCATIONS (TWO OR MORE PLANS).
           If an excess amount was allocated to a participant's accounts on an allocation date of this plan which coincides with an allocation date of another plan, the excess amount attributable to this plan will be the product of:

                     (a)  the total excess amount allocated as of
                          such date, and

                     (b) the ratio of (i) the annual additions allo-cated to the participant for the limitation year as of such date under this plan, to
                          (ii) the total annual additions allocated to the participant for the limitation year as of such date under all qualified master or prototype defined contribution plans.


                     17.10. TWO OR MORE QUALIFIED PLANS (OTHER THAN MAS-TER OR PROTOTYPE PLANS). If the employer also maintains anoth-er plan which is a qualified defined contribution plan other than a master or prototype plan and a participant is covered under such other plan, annual additions allocated to accounts under this plan on behalf of any participant shall be limited in accordance with the provisions of subsections 17.5 through 17.10, as though the other plan were a master or prototype plan, unless the employer provides other limitations in the adoption agreement.

                     17.11. COMBINED PLAN LIMITATION. If the employer maintains or at any time maintained a qualified defined benefit plan covering any of its employees who are participants in this plan, the sum of the participant's defined benefit plan frac-tion and defined contribution plan fraction will not exceed 1.0 in any limitation year. The benefits provided for the partici-pant under the defined benefit plan will be adjusted to the extent necessary so that the sum of such fractions determined with respect to the participant does not exceed 1.0, unless the employer has specified otherwise in the adoption agreement.


                     17.12. DEFINITIONS RELATIVE TO BENEFIT LIMITATIONS. For purposes of this Section 17, the following terms shall have the following meanings:

                     (a)  "Annual addition" means the sum of the
                          following amounts allocated or credited to a participant's account for a limitation year:

                          (i)    all employer contributions made
                                 on his behalf;

                          (ii)   all forfeitures; and

                          (iii)  all of the participant's volun-
                                 tary contributions.

                          In addition, amounts allocated, after
                          March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the employer are treated as annual additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code under a welfare benefit fund, as de-fined in Section 419(e) of the Code, main-tained by the employer, are treated as annual additions to a defined contribution plan.

                     (b) "Maximum permissible amount" means, with respect to any participant for a limitation year, the lesser of (i) $30,000 (or if greater, 1/4 of the dollar amount in effect under Section 415(b)(1) of the Code for that limitation year), or (ii) 25 percent of the participant's actual compensation for the limitation year. The limitation in
                          (ii) above shall not apply to any contribu-tion for medical benefits (within the mean-ing of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition, or any amount otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code. If a short limitation year is created because of an amendment changing the plan year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation in (i) above multiplied by the following fraction:

                    Number of Months in the short limitation year
                    ---------------------------------------------
                                          12

                    (c)  "Excess amount" means the excess of a par-
                          ticipant's annual addition for a limitation year over the participant's maximum permis-sible amount.

                    (d)  "Defined benefit fraction" means a frac-
                          tion, the numerator of which is the sum of the participant's projected annual benefits under all the defined benefit plans (wheth-er or not terminated) maintained by the employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under Sections 415(b) and (d) of the Code or 140 percent of the highest average compensation, including any adjustments under Section 415(b) of the Code. Notwith-standing the above, if the participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the participant had accrued as of the end of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1987.

                     (e)  "Defined contribution fraction" means a
                          fraction, the numerator of which is the sum of the annual additions to the partici-pant's accounts under all the defined con-tribution plans (whether or not terminated) maintained by the employer for the current and all the prior limitation years (includ-ing the annual additions attributable to the participant's voluntary contributions to all defined benefit plans, whether or not terminated, maintained by the employer, and the annual additions attributable to all welfare benefit funds, individual medi-cal accounts, and simplified employee pen-sions, maintained by the employer) and the denominator of which is the sum of the maximum aggregate amount for the current and all prior limitation years of service with the employer (regardless of whether a defined contribution plan was maintained by the employer). The "maximum aggregate amount" in any limitation year is the lesser of 125 percent of the dollar limita-tion in effect under Section 415(c)(1)(A) of the Code or 35 percent of the partici-pant's compensation for such year. If the employee was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans main-tained by the employer which were in exis-tence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit frac-tion would otherwise exceed 1.0 under the terms of this plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Section 415 limitation applicable to the first limita-tion year beginning on or after January 1, 1987. The annual addition for any limita-tion year beginning before January 1, 1987 shall not be recomputed to treat all em-ployee contributions as annual additions.

                     (f) "Projected annual benefit" means the annual benefit (adjusted to an actuarially equiva-lent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the partici-pant would be entitled under the terms of the plan assuming:

                          (i)    the participant will continue
                                 employment until normal retire-
                                 ment age under the plan (or
                                 current age, if later), and

                          (ii)   the participant's compensation
                                 for the current limitation year
                                 and all other relevant factors
                                 used to determine benefits
                                 under the plan will remain con-
                                 stant for all future limitation
                                 years.

                     (g) "Compensation". For purposes of this Sec-tion 17 only, the term "compensation" means a participant's earned income, wages, sala-ries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in the participant's gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premi-ums, tips and bonuses) and excluding the following:

                          (i)    employer contributions to a
                                 plan of deferred compensation
                                 which are not includible in the
                                 employee's gross income for the
                                 taxable year in which contrib-
                                 uted, or employer contributions
                                 under a simplified employee
                                 pension plan to the extent such
                                 contributions are deductible by
                                 the employee, or any distribu-
                                 tions from a plan of deferred
                                 compensation;

                          (ii)   amounts realized from the exer-
                                 cise of a non-qualified stock
                                 option, or when restricted
                                 stock (or property) held by the
                                 employee either becomes freely
                                 transferable or is no longer
                                 subject to a substantial risk
                                 of forfeiture;

                          (iii)  amounts realized from the sale,
                                 exchange or other disposition
                                 of stock acquired under a qual-
                                 ified stock option; and

                          (iv)   other amounts which received
                                 special tax benefits, or con-
                                 tributions made by the employer
                                 (whether or not under a salary
                                 reduction agreement) towards
                                 the purchase of an annuity
                                 described in Section 403(b) of
                                 the Code (whether or not the
                                 amounts are actually excludable
                                 from the gross income of the
                                 employee).

                          Notwithstanding the foregoing, compensation for a participant in a defined contribution plan who is permanently and totally dis-abled (as defined in Section 22(e)(3) of the Code) is the compensation such partici-pant would have received for the limitation year if the participant was paid at the rate of compensation paid immediately be-fore becoming permanently and totally dis-abled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in Section 414(q) of the Code), and contribu-tions made on behalf of such participant are nonforfeitable when made.

                     (h) "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                     (i) "Highest Average Compensation" means the average compensation for the three consecu-tive years of service with the employer that produces the highest average. A year of service with the employer is the 12-con-secutive month period defined in subsection
                          2.28 and the adoption agreement.

                                      SECTION 18
                                      ----------

                                   Predecessor Plan
                                   ----------------


                     If the employer so indicates in the adoption agree-ment, this plan (and the trust which forms a part of the plan) shall constitute an amendment, continuation and entire restate-ment of a plan (the "predecessor plan") previously adopted and maintained by the employer which also was a plan intended to meet the requirements of Section 401(a) of the Code. If this plan constitutes a continuation of a predecessor plan, each employee of the employers who was a participant in the prede-cessor plan immediately prior to the applicable effective date of this plan will continue as a participant in this plan, sub-ject to its terms and conditions. Furthermore, in the case of a participant in the predecessor plan immediately prior to the effective date of this plan, the vested or nonforfeitable per-centage of such participant's benefits under this plan in no event shall be less than the vested or nonforfeitable percent-age which he was entitled to receive under such predecessor plan.

                                      SECTION 19
                                      ----------

                   Special Rules Applicable When Plan is Top-Heavy
                   -----------------------------------------------

                     19.1. PURPOSE AND EFFECT. The purpose of this Sec-tion 19 is to comply with the requirements of Section 416 of the Code. The provisions of this Section 19 shall be effective for each plan year in which the plan is a "top-heavy plan" within the meaning of Section 416(g) of the Code and shall supersede any conflicting provisions in the plan or the adop-tion agreement. The administrator shall have sole responsibil-ity for determining whether the plan is a top-heavy plan.


                     19.2. TOP-HEAVY PLAN. In general, the plan will be a top-heavy plan for any plan year if, (i) as of the last day of the preceding plan year and (ii) in the case of the first plan year of a new plan, the last day of such plan year (the "determination date"), the top-heavy ratio for this plan (and any other plan which is aggregated in accordance with subsec-tion 19.4 below including any Simplified Employee Pension Plan) exceeds 60 percent. The "top-heavy ratio" for this plan (and such other plans) is equal to the ratio of the sum of the amounts in (a), (b) and (c) below for key employees (as defined below and in Section 416(i)(1) of the Code) to the sum of such amounts for all employees who are covered by a defined contri-bution plan or defined benefit plan which is aggregated in accordance with subsection 19.4 below:

                     (a) The aggregate account balances of partici-pants under this plan.

                     (b) The aggregate account balances of partici-pants under any other defined contribution plan included in subsection 19.4 below.

                     (c) The present value (based on the assumptions specified in the adoption agreement) of the cumulative accrued benefits of participants calculated under any defined benefit plan included in subsection 19.4 below.

           The accounting date coincident with the last day of the plan year shall be the "valuation date" for purposes of determining the value of account balances and the present value of accrued benefits. In making the foregoing determination: (A) a par-ticipant's account balances or cumulative accrued benefits shall be increased by the aggregate distributions, if any, made with respect to the participant during the 5-year period ending on the determination date, including distributions under a ter-minated plan which, if it had not been terminated, would have been required to be included in the aggregation group, (B) the account balances or cumulative accrued benefits of a partici-pant who was previously a key employee, but who is no longer a key employee, shall be disregarded, (C) the account balances or cumulative accrued benefits of a beneficiary of a participant shall be considered accounts of the participant, (D) the ac-count balances or cumulative accrued benefits of a participant who has not been credited with at least one hour of service with an employer or related employer at any time during the five-year period ending on the determination date shall be disregarded, (E) any rollover contribution (or similar trans-fer) from a plan maintained by an unrelated employer to this plan initiated by a participant shall not be taken into account as part of the participant's aggregate account balances under this plan and (F) any contribution not actually made as of a determination date, but which is required to be taken into account under Section 416 and the regulations thereunder, shall be taken into account. The accrued benefit of a participant other than a key employee shall be determined under: (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer; or
           (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.


                     19.3. KEY EMPLOYEE. In general, a "key employee" is an employee or former employee (and the beneficiaries of such employee) who, at any time during the 5-year period ending on the determination date, is:

                     (a) an officer of an employer or related em-ployer receiving annual earnings from the employer and related employers in excess of 50% of the limitation in effect under Sec-tion 415(b)(1)(A) of the Code for that year); provided that, for purposes of this subparagraph (a), no more than 50 employees of the employer and related employers (or, if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers;

                     (b) one of the ten employees receiving annual earnings from an employer and related em-ployers in excess of the dollar limitation in effect under Section 415(c)(1)(A) of the Code for that year and owning (or consid-ered as owning under Section 318 of the
                          Code) both the largest interests in the
                          employer or in a related employer and more than a one-half percent interest; or

                     (c) a 5-percent owner of an employer or a re-lated employer; or

                     (d) a 1-percent owner of an employer or related employer receiving annual earnings from the employer and related employers of more than $150,000.

           The determination of who is a key employee will be made in accordance with Section 416(i)(l) of the Code and the regula-tions thereunder. A "non-key employee" is each employee who is not a key employee, as defined above. Annual earnings means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the em-ployee's gross income under Section 125, Section 402(c)(3),
           Section 402(h) or Section 403(b) of the Code.


                     19.4. AGGREGATION OF PLANS. Each other defined con-tribution plan and defined benefit plan maintained by the em-ployer or related employers which covers a "key employee" as a participant at any time during the determination period (re-gardless of whether the plan has terminated), or which is main-tained by the employer or related employers in order for a plan covering a key employee to qualify under Section 401(a)(4) and 410 of the Code, shall be aggregated with this plan in deter-mining whether this plan is top-heavy ("required aggregation"). In addition, any other defined contribution or defined benefit plan of the employer or related employers may be included if all such plans which are included when aggregated will continue to qualify under Section 401(a)(4) and 410 of the Code ("per-missive aggregation").

                     19.5. MINIMUM VESTING. Once the plan has become a top-heavy plan for any plan year, a participant's vested per-centage in his employer matching and contribution accounts for that year and all subsequent years shall not be less than the vesting percentage specified by the employer in the adoption agreement or the percentage determined under the following table (whichever results in a more rapid vesting schedule):


                     Years of Service            Vested Percentage
                     ----------------            -----------------
                     Less than 2                         0%
                     2 years                            20%
                     3 years                            40%
                     4 years                            60%
                     5 years                            80%
                     6 or more years                   100%


                     19.6. MINIMUM EMPLOYER CONTRIBUTION. Subject to the following sentence and subsection 19.8 below, for any plan year in which the plan is a top-heavy plan, employer contributions and forfeitures, if any, credited to each participant who is not a key employee (including participants who were employed on the last day of the plan year but did not complete 1,000 hours of service) shall not be less than 3 percent of such partici-pant's compensation for that year. In no event, however, shall the employer contributions and forfeitures, if any, credited in any year to any such participant (expressed as a percentage of such participant's compensation) exceed the maximum employer contributions and forfeitures, if any, credited in that year to a key employee (expressed as a percentage of such key employ-ee's compensation). The preceding sentence shall not apply if this plan is required to be included in an aggregation group for a defined benefit plan in order for such group to meet the requirements of 401(a)(4) or 410 of the Code. The employer may specify in the adoption agreement that the minimum employer contribution provided above will be 4 percent of each partici-pant's compensation for that year if it desires to preserve the defined contribution and benefit fractions provided under sub-paragraph 17.12(d) and (e) and the plan is not super top-heavy (as defined below). If the employer has adopted this plan as a paired defined contribution plan, for each plan year in which the paired plans are top-heavy, the employer will provide a minimum contribution equal to 3 percent of compensation for each non-key employee who is entitled to a minimum contribution under both paired defined contribution plan number 003 and paired defined contribution plan number 001. Compensation for purposes of this Section 19 means a participant's earnings paid to him by the employers for the plan year as reported on the participant's Federal Income Tax Withholding Statement (Form W-2).

                     19.7. COORDINATION OF BENEFITS. If a participant is covered by another plan maintained by the employer or a related employer, the minimum contribution otherwise required under subsection 19.6 above may be reduced to prevent inappropriate duplication of required minimum contributions or benefits. Accordingly, the provisions of subsection 19.6 shall not apply to any participant to the extent the participant is covered by another plan or plans of the employer and the employer has provided in the adoption agreement that the minimum contribu-tion or benefit requirements will be met in the other plan or plans.


                     19.8. ADJUSTMENT OF COMBINED BENEFIT LIMITATIONS. For any plan year in which the plan is a top-heavy plan, the determination of the defined contribution plan fraction and defined benefit plan fraction under subparagraphs 17.12(d) and
           (e) of the plan shall be adjusted in accordance with the provi-sions of Section 416(h) of the Code (by substituting "1.0" for "1.25" in the determination of such fractions), unless the min-imum employer contribution specified in subsection 19.6 above is not less than four rather than three percent and the plan is not a "super top-heavy plan" (as described below and in Section 416(h) of the Code) for that year. The plan will be a super top-heavy plan for any plan year if the plan would still be a top-heavy plan under subsection 19.2 above if the figure "90 percent" was substituted for the figure "60 percent" in that subsection.


                     19.9. BENEFIT ACCRUAL. Solely for the purpose of determining if the plan, or any other plan included in a re-quired aggregation group of which this plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code), the accrued benefit of an employee other than a key employee (with-in the meaning of Section 416(i)(1) of the Code) shall be de-termined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the employ-ers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permit-ted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

                                      SECTION 20
                                      ----------

                  Direct Transfer of Eligible Rollover Distributions
                  --------------------------------------------------


                     20.1. PURPOSE. This Section 20 applies to distribu-tions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section 20, a dis-tributee may elect, at the time and in the manner prescribed by the administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan spec-ified by the distributee in a direct rollover.


                     20.2. DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such dis-tribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).


                     20.3. DEFINITION OF ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retire-ment annuity described in Section 408(b) of the Code, an annu-ity plan described in Section 403(a) of the Code, or a quali-fied trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. How-ever, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.


                     20.4. DEFINITION OF DISTRIBUTEE. A distributee in-cludes an employee or former employee. In addition, the em-ployee's or former employee's surviving spouse and the employ-ee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                     20.5. DEFINITION OF DIRECT ROLLOVER. A direct roll-over is a payment by the plan to the eligible retirement plan specified by the distributee.

                           STATE STREET SOLUTIONS
                          ------------------------
                    PROTOTYPE DEFINED CONTRIBUTION TRUST
                    ------------------------------------

                              TABLE OF CONTENTS
                              -----------------
                                                                    PAGE
                                                                    ----
ARTICLE I                                                              1
---------
  Introduction                                                         1
  ------------
    Name                                                               1
    ----
    Purpose                                                            1
    -------
    Controlling Law                                                    1
    ---------------
    Use of Terms                                                       1
    ------------

ARTICLE II                                                             2
----------
  Fiduciary Responsibility                                             2
  ------------------------

ARTICLE III                                                            2
-----------
  The Trust Fund and Its Administration                                2
  -------------------------------------
    The Trust Fund                                                     2
    --------------
    Plan Administration                                                2
    -------------------
    General Powers                                                     2
    --------------
    Investment Manager Accounts                                        8
    ---------------------------
    Investment Options                                                 9
    ------------------
    Participant Directed Brokerage Accounts                            9
    ---------------------------------------
    Employer Stock Accounts                                           10
    -----------------------
    Employer Managed Investment Accounts                              10
    ------------------------------------
    Trustee Managed Investment Accounts                               10
    -----------------------------------
    Compensation and Expenses                                         10
    -------------------------
    Limit of Trustee's Responsibility                                 11
    ---------------------------------

ARTICLE IV                                                            11
----------
  General Provisions                                                  11
--------------------
    Action by Employer                                                11
    ------------------
    Warranty                                                          11
    --------
    Disagreement as to Acts                                           11
    -----------------------
    Courts                                                            11
    ------
    Evidence                                                          11
    --------
    Third Parties                                                     12
    -------------
    No Reversion in Employer                                          12
    ------------------------
    Interests Not Transferable                                        12
    --------------------------
    Indemnification                                                   13
    ---------------
    Litigation by Participants                                        13
    --------------------------
    Liabilities Mutually Exclusive                                    13
    ------------------------------
    Waiver of Notice                                                  13
    ----------------
    Counterparts                                                      13
    ------------
    Gender and Number                                                 13
    -----------------
    Successors                                                        13
    ----------
    Severability                                                      14
    ------------
    Statutory References                                              14
    --------------------
    Discretion of the Trustee Binding                                 14
    ---------------------------------

                                     -i-

                                                                    PAGE
                                                                    ----
    Duration of Trust                                                 14
    -----------------
    No Liability for Acts of Predecessor and Successor Trustees       14
    -----------------------------------------------------------

ARTICLE V                                                             14
---------
  Amendment, Termination and Change of Trustee                        14
  --------------------------------------------
    Amendment By Sponsor                                              14
    --------------------
    Amendment By Employer                                             15
    ---------------------
    Termination                                                       15
    -----------
    Resignation and Removal of Trustee                                15
    ----------------------------------

ARTICLE VI                                                            16
----------
  Incorporation of Collective Investment Trusts                       16
  ---------------------------------------------


                           STATE STREET SOLUTIONS
                           ----------------------
                    PROTOTYPE DEFINED CONTRIBUTION TRUST
                    ------------------------------------


                                  ARTICLE I
                                  ---------

                                Introduction
                                ------------

        I-1. NAME. The trust set forth herein (the "trust") may be referred to as "State Street Solutions Prototype Defined Contribution Trust".


        I-2. PURPOSE. This trust agreement is intended to implement and form a part of State Street Solutions Prototype Defined Contribution Plan (the "plan") as adopted by the employer thereunder and sponsored by State Street Bank and Trust Company (the "sponsor"). By signing the adoption agreement, the employer has executed and become a party to this trust agreement, and the provisions of and benefits under the plan, as so adopted by the employer, are subject to the terms and conditions of this trust agreement. State Street Bank and Trust Company shall serve as "trustee" pursuant to this trust agreement. The trust is established, operated and maintained in the United States of America exclusively for the investment and reinvestment of funds contributed under the plan.


        I-3. CONTROLLING LAW. Except to the extent superseded by laws of the United States, the laws of the Commonwealth of Massachusetts shall be controlling in all matters relating to this agreement.


        I-4. USE OF TERMS. The terms "employer," "adoption agreement," and "administrator," and words and phrases used and defined for purposes of the plan are similarly used and defined for purposes of this trust. The terms "trust," "agreement," "herein," "hereunder," and similar terms mean this agreement and do not include the plan; but, unless qualified by the context or otherwise defined in this agreement, a word, term or phrase defined in this agreement is similarly defined for purposes of the plan.

                                 ARTICLE II
                                 ----------

                          Fiduciary Responsibility
                          -------------------------

        The employer, the administrator, the trustee, any investment manager appointed pursuant to paragraph III-4, and any other fiduciaries with respect to the plan or trust shall discharge their duties thereunder solely in the interest of participants and beneficiaries, for the exclusive purpose of providing their benefits and defraying reasonable expenses of plan and trust administration, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                 ARTICLE III
                                 -----------

                    The Trust Fund and Its Administration
                    -------------------------------------

        III-1. THE TRUST FUND. The "trust fund" as at any date means all property then held by the trustee under this agreement.

        III-2. PLAN ADMINISTRATION. The plan is administered by the "administrator", as designated by the employer in its adoption agreement for the plan. The employer has also engaged the sponsor and its affiliates and agents (the "recordkeeper") to provide certain administrative services with re-spect to the plan, including but not limited to maintaining participant accounts for all contributions, loans and loan repayments, rollovers, and other deposits made for the purpose of determining how such deposits are to be allocated to the investment funds of the plan, for determining requirements for transfers among investment funds in accordance with the terms of the plan, for maintaining participant records for the purpose of voting or tendering shares in an investment fund, for distributing information about the investment funds provided for under the plan, and for distributing participant statements at periodic intervals. The trustee may rely upon a certification of the administrator or the recordkeeper with respect to any instruction, direction or approval of the administrator or the recordkeeper. The trustee shall be fully protected in acting upon any instrument, certificate, or paper of the employer, the administrator or the recordkeeper, believed by it to be genuine and to be signed or presented by any authorized person, and the trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as fully authorized by the employer, the administrator or the recordkeeper, as the case may be. References in this agreement to actions by the administrator shall include similar actions by the recordkeeper.


        III-3. GENERAL POWERS. With respect to the management and control of the assets of the trust fund, the trustee shall have and exercise investment power and authority (i) over Trustee Managed Investment Accounts as provided in paragraph III-9,
(ii) upon the direction of the administrator or named fiduciary with respect to an Employer Managed Investment Account under paragraph III-8, (iii) upon the direction of a participant with respect to a Participant Directed Brokerage Account under paragraph III-6, and (iv) upon the direction of an investment manager with respect to an Investment Manager Account under paragraph III-4. Subject to the preceding sentence, the trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this agreement, the plan or by law:

        (a) To acquire and become the policyholder under group annuity contracts issued by a legal reserve life insurance company; and to manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term (although commencing in the future or extending beyond the term of this trust) and otherwise deal with all property, real or personal, in such way, for such considerations, and on such terms and conditions as the trustee decides.

        (b) To retain in cash such amounts as the trustee considers advisable and as are permitted by applicable law; to invest and reinvest part or all of the balance of the trust fund in stocks, bonds, notes, mortgages, mutual fund shares or other property of any kind, real or personal, including one or more group annuity, deposit administration or separate account contracts issued by a legal reserve life insurance company; and to diversify such investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

        (c) To deposit cash in any depositary (including the banking department of the trustee) without liability for interest and, without limiting the generality of the foregoing, to invest cash in savings accounts or time certificates of deposit bearing a reasonable rate of interest in the banking department of the trustee.

        (d) To trade in financial options and futures, including index options and options on futures and to execute in connection therewith such account agreements and other agreements including contracts for the exchange of interest rates, or investment performance, currencies or other notional principal contracts in such form and upon such terms as an investment manager or the administrator shall direct.

        (e) To make any payment or distribution from the trust fund as directed by the administrator without inquiring as to whether a payee or distributee is entitled thereto or as to whether it is proper, and the trustee shall not be liable for a payment or dis-tribution made as directed by the administrator without notice or knowledge that the payment or distribution is not proper under the terms of the plan or this agreement; and to notify the administrator if a payment or distribution is returned to the trustee, and the trustee shall have no obligation to search for or ascertain the whereabouts of a payee or distributee.

        (f) To the extent permitted by law, to borrow from anyone, with the employer's approval, such sum or sums from time to time as the trustee considers desirable to carry out this trust, and to mortgage or pledge all or part of the trust fund as security, provided that the trustee shall not borrow to acquire employer securities (as described in paragraph III-7), or pledge employer securities held under the trust as security for any loan.

        (g) To retain any funds or property subject to any dispute without liability for interest and to decline to make payment or delivery thereof until final adjudication by a court of competent jurisdiction or until an appropriate release is obtained.

        (h) To begin, maintain or defend any litigation necessary in connection with the administration of the plan or this trust, except that, unless otherwise required by law, the trustee shall not be obliged or required to do so unless indemnified to the trustee's satisfaction.

        (i)  To compromise, contest, arbitrate or abandon claims or demands.


        (j) Except to the extent otherwise required by the Code or ERISA or agreed to between the trustee and the employer, or as provided in paragraph III-7 with respect to employer securities, to give proxies to vote stocks and other voting securities, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations, liquidations, or other changes in the financial structure of any corporation, and to exercise or sell stock subscription or conversion rights, only as directed by the person or entity with investment authority over such stock or security.

        (k) To hold securities or other property in the name of a nominee, in a depositary, or in any other way, with or without disclosing the trust relationship; provided, however, that except as authorized by regulations issued by the Secretary of Labor, the indicia of ownership of the assets of the trust fund shall not be maintained outside the jurisdiction of the district courts of the United States.

        (l) To report to the employer and the administrator on each accounting date under the plan, or as soon thereafter as practicable, or at such other times as may be agreed to by the employer or administrator and the trustee, the then net worth of the trust fund (that is, the fair market value of all assets com-prising the trust fund, less liabilities, if any, other than liabilities to persons entitled to benefits under the plan) determined on the basis of such evidence, data or information as the trustee considers pertinent and reliable.



        (m) To furnish to the employer and the administrator an annual account or an account for such other period as may be agreed to by the employer or the administrator and the trustee, or as may be required under this agreement or the plan, showing all investments, receipts, disbursements, and other transactions involving the trust during the accounting period, and also showing the assets of the trust fund held at the end of the period, which, to the extent permitted by law, shall be conclusive on all persons, including the employer, except as to any act or transaction as to which the employer or the administrator files with the trustee written exceptions or objections within sixty days after receipt of the account.

        (n) To pay out of the trust fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the trust fund.

        (o) To maintain records and accounts reflecting all receipts and disbursements under this agreement and such other records and accounts as may be agreed to by the employer or the administrator and the trustee, all of which shall be open to the inspection of the employer or the administrator at all reasonable times, and may be audited from time to time by anyone named by the employer or the administrator.

        (p)  To employ agents, attorneys, accountants or other persons
             (who also may be employed by the employer) and to delegate to them such powers as the trustee considers desirable (except that the trustee may not delegate its responsibilities as to the management or control of the assets of the trust fund), provided that such delegation, and the acceptance thereof, by such agents, attorneys, accountants or other persons, shall be in writing; and, to the extent permitted by law, the trustee shall be protected in acting or refraining from acting on the advice of persons so employed without court action.

        (q) To appoint a bank, trust company, or broker or dealer registered under the Securities Exchange Act of 1934 to act as custodian with respect to any portion of the trust fund; and a custodian so appointed shall have custody of such assets as are deposited with it and as custodian such rights, powers and duties with respect thereto as shall be agreed upon from time to time by the trustee and such custodian.

        (r) To furnish the employer with such information in the trustee's possession as the employer may need for tax or other purposes.

        (s) At the direction of the employer or the administrator, to receive, hold and invest any funds or other property transferred to the trustee from:

             (i) any other trust forming a part of a plan intended to meet the requirements of Section 401(a) of the Code;

             (ii) an employee of the employer if such funds or property qualify as a rollover described in Section 402(c) of the Code; or


             (iii) an individual retirement account or individual
                   retirement annuity maintained by an employee of the employer, if such funds or property qualify as a rollover contribution described in Section 408(d)(3) of the Code; and to allocate, credit and distribute any such funds and other property so transferred in accordance with the terms of the plan.


        (t) To transfer all or any portion of the trust fund to another trust or trusts forming a part of a plan or plans that are intended to meet the requirements of Section 401(a) of the Code, as directed by the administrator.

        (u)  To transfer an eligible rollover distribution described in
             Section 402(c)(4) of the Code directly to an eligible retirement plan described in Section 402(c)(8)(B) of the Code, as directed by the administrator.

        (v) To perform any and all other acts which in the trustee's judgment are necessary or appropriate for carrying out its duties under this agreement.

The trustee shall transmit promptly to the administrator or the investment manager, as the case may be, all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any of the securities in the trust fund, which notices are received by the trustee from its agents or custodians, from issuers of the securities in question and from the party (or its agents) extending such rights. The trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any of the securities in the trust fund of which notice was given prior to the purchase of such securities by the trust fund, and shall have no obligation to exercise any such right or power unless the trustee is informed of the existence of the right or power.

The trustee shall not be liable for any untimely exercise or assertion of such rights or powers described in the paragraph immediately above in connection with securities or other property of the trust fund at any time held by it unless (i) it or its agents or custodians are in actual possession of such securities or property and (ii) it receives directions to exercise any such rights or powers from the administrator or an investment manager, as the case may be, and both (i) and (ii) occur at least three business days prior to the date on which such rights or powers are to be exercised.



If the trustee is directed by the administrator or an investment manager to purchase securities issued by any foreign government or agency thereof, or by any corporation or other entity domiciled outside of the United States, it shall be the responsibility of the administrator or investment manager, as the case may be, to advise the trustee in writing with respect to any laws or regulations of any foreign countries or any United States territory or possession which shall apply in any manner whatsoever to such securities, including, without limitation, receipt by the trustee of dividends, interest or other distributions on such securities.



All Investment Company shares shall be registered in the name of the trustee or its nominee. Subject to any requirement of applicable law, the trustee will transmit to the administrator copies of any notices of shareholders' meetings, proxies and proxy-soliciting materials, prospectuses and the annual or other reports to shareholders, with respect to Investment Company shares held in the trust. The trustee shall act in accordance with appropriate directions received from the administrator with respect to matters to be voted upon by the shareholders of the Investment Company. Such directions must be in writing on a form approved by the trustee, signed by the addressee and delivered to the trustee within the time prescribed by it. The trustee will not vote Investment Company shares as to which it receives no written directions. For the purposes of this paragraph, Investment Company means a registered investment company provided that its prospectus offers its shares under the plan.

        III-4. INVESTMENT MANAGER ACCOUNTS. The employer may appoint one or more investment managers to manage the investment of any part or all of the assets of the trust fund. Except as otherwise provided by law, the trustee shall have no obligation for investment of any assets of the trust fund which are subject to management by an investment manager. Appointment of an investment manager shall be made by written notice to the investment manager and the trustee, which notice shall specify those powers, rights and duties of the trustee under this agreement that are allocated to the investment manager and that portion of the assets of the trust fund subject to investment management. An investment manager so appointed pursuant to this paragraph shall be either a registered investment adviser under the Investment Advisers Act of 1940, a bank, as defined in said Act, or an insurance company qualified to manage, acquire and dispose of the assets of the plan under the laws of more than one state of the United States. Any such investment manager shall acknowledge to the employer in writing that it accepts such appointment and that it is a fiduciary with respect to the plan and trust. An investment manager may resign at any time upon written notice to the trustee and the employer. The employer may remove an investment manager at any time by written notice to the investment manager and the trustee.

The trustee shall have no liability (i) for the acts or omissions of any investment manager (except to the extent the trustee itself is serving as investment manager); (ii) for following directions, including investment directions of an investment manager (other than the trustee) or the employer or named fiduciary, which are given in accordance with this trust agreement; (iii) for failing to act in the absence of investment manager direction; or (iv) for any loss of any kind which may result by reason of the manner of division of the trust fund or investment fund into investment accounts.

An investment manager shall certify, at the request of the trustee, the value of any securities or other property held in any investment account managed by such investment manager, and such certification shall be regarded as a direction with regard to such valuation. The trustee shall be entitled to conclusively rely upon such valuation for all purposes under this trust agreement.




Except as otherwise provided in this trust agreement, the investment manager of an investment account shall have the power and authority, to be exercised in its sole discretion at any time and from time to time, to issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the trustee by the investment manager and the confirmation of each such order shall be confirmed to the trustee by the broker. Unless otherwise directed by the investment manager, such notification shall be authority for the trustee to pay for securities purchased or to deliver securities sold as the case may be. Upon the direction of the investment manager, the trustee will execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the trustee under this trust agreement.

        III-5. INVESTMENT OPTIONS. The employer from time to time and in accordance with provisions of the plan, may direct the trustee, with the trustee's consent, to establish one or more separate investment options within the trust fund, each separate option being hereinafter referred to as an "investment fund", which may be invested in (i) shares of investment companies registered under the Investment Company Act of 1940, (ii) collective funds maintained by a bank or trust company, (iii) various classes of securities of the employer, (iv) participant directed brokerage accounts, (v) pools of insurance contracts, (vi) funds managed by a registered investment manager, bank or insurance company, (vii) accounts managed by named fiduciaries for the plan; and (viii) other investment options available from time to time under the plan. The trustee shall have no liability for any loss of any kind which may result by reason of the manner of division of the trust fund into investment funds, or for the investment management of these accounts, except as provided in paragraph III-9 respecting a trustee managed investment account, if any. The trustee shall transfer to each such investment fund such portion of the assets of the trust fund as the employer or the administrator directs. The trustee shall not incur any liability on account of following any direction of the employer or the administrator, and the trustee shall be under no duty to review the investment guidelines, objectives and restrictions so established. To the extent that directions from the employer or the administrator to the trustee represent investment instructions of the plan's participants, the trustee shall have no responsibility for such investment elections and shall incur no liability on account of the direct and necessary results of investing the assets of the trust fund in accordance with such participant investment instructions.



        All interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of, securities or other property held in an investment fund shall be credited to and reinvested in such investment fund. All expenses of the trust fund which are allocable to a particular investment fund shall be so allocated and charged. Subject to the provisions of the plan, the employer may direct the trustee to eliminate an investment fund or funds, and the trustee shall thereupon dispose of the assets of such investment fund and reinvest the proceeds thereof in accordance with the directions of the administrator.


        III-6. PARTICIPANT DIRECTED BROKERAGE ACCOUNTS. The trustee shall, if so directed by the employer, segregate all or a portion of the trust fund held by it into one or more separate investment accounts to be known as "Participant Directed Brokerage Accounts". Whenever a participant is directing the investment and reinvestment of a Participant Directed Brokerage Account, the participant shall have the powers and duties which an investment manager would have under this trust agreement if an investment manager were then serving, and the trustee shall be protected to the same extent as it would be protected under this trust agreement as to directions or the absence of directions of an investment manager. A participant shall be entitled to give orders directly to a broker for the purchases and sale of securities. The broker shall provide confirmation of each order to both the participant and to the administrator, which shall maintain records in such form as to satisfy reporting requirements of the plan.

        III-7. EMPLOYER STOCK ACCOUNTS. The employer may direct the trustee, with the trustee's consent, to establish one or more investment funds substantially all of the assets of which shall be invested in securities which constitute "qualifying employer securities" within the meaning of Section 407 of ERISA (an "Employer Stock Account"). It shall be the duty of the employer to determine that such investment is not prohibited by Sections 406 or 407 of ERISA. In addition, during any time when there is no investment manager with respect to an Employer Stock Account (such as before an investment management agreement takes effect or after it terminates), the administrator shall direct the investment and reinvestment of such Employer Stock Account. Except to the extent otherwise required by the Code or ERISA or agreed to between the trustee and the employer, the trustee shall exercise all voting or tender or exchange offer rights with respect to all qualifying employer securities held by it in an Employer Stock Account only as directed by the administrator.


        III-8. EMPLOYER MANAGED INVESTMENT ACCOUNTS. The trustee shall, if so directed in writing by the employer, segregate all or a portion of the trust fund held by it into one or more separate investment accounts to be known as "Employer Managed Investment Accounts". The employer, by written notice to the trustee, may at any time relinquish its powers under this paragraph III-8 and direct that an Employer Managed Investment Account shall no longer be maintained. Whenever the administrator or named fiduciary is directing the investment and reinvestment of an investment account or an Employer Managed Investment Account, the administrator or named fiduciary shall have the powers and duties which an investment manager would have under this trust agreement if an investment manager were then serving, and the trustee shall be protected to the same extent as it would be protected under this trust agreement as to directions or the absence of directions of an investment manager.





        III-9. TRUSTEE MANAGED INVESTMENT ACCOUNTS. The trustee shall have no duty or responsibility to direct the investment and reinvestment of the trust fund, any investment fund or any investment account unless expressly agreed to in writing between the trustee and the Employer. In the event that the trustee enters into such an agreement, it shall have the powers and duties of an investment manager under this trust agreement with regard to such investment account.


        III-10. COMPENSATION AND EXPENSES. Except as otherwise provided below in this agreement, all reasonable costs, charges, and expenses incurred in the administration of this trust and the plan, including compensation to the trustee (as agreed upon between the employer and the trustee), compensation to an investment manager (as agreed upon between the employer and the investment manager), and any compensation to agents, attorneys, accountants and other persons employed by the trustee, will be paid from the trust fund to the extent not paid by the employer. Expenses incurred in connection with the sale, investment and reinvestment of the trust fund (such as brokerage, postage, express and insurance charges and transfer taxes) shall be paid from the trust fund.


        III-11. LIMIT OF TRUSTEE'S RESPONSIBILITY. No power, duty or responsibility is imposed upon the trustee under the plan, except as set forth in this agreement. Until they determine or are advised to the contrary, the trustee and any investment manager (appointed as provided in paragraph III-4) may assume that this trust is qualified under Section 401(a), and is entitled to tax exemption under Section 501(a), of the Code.



                                  ARTICLE IV
                                  ----------

                              General Provisions
                              ------------------

        IV-1. ACTION BY EMPLOYER. Any action required or permitted to be taken by the employer under the trust shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee, if the employer is a corporation; by written instrument signed by its managing partner or partners, or by a person or persons authorized by such managing partner or partners, if the employer is a partnership; and by written instrument signed by the employer, if the employer is a sole proprietor.


        IV-2. WARRANTY. The employer warrants that all directions or authorizations by it or by the administrator, whether for the payment of money or otherwise, will comply with the plan and this trust.


        IV-3. DISAGREEMENT AS TO ACTS. If there is a disagreement between the trustee and anyone as to any act or transaction reported in any accounting, the trustee shall have the right to a settlement of its account by any proper court.


        IV-4. COURTS. Except as otherwise provided by law, in case of any court proceedings involving the employer, the trustee or the trust fund, only the employer and the trustee shall be necessary parties to the proceedings, and no other person shall be entitled to notice of process. A final judgment entered in any such proceedings shall be conclusive.


        IV-5. EVIDENCE. Evidence required of anyone under this agreement may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        IV-6. THIRD PARTIES. Except as otherwise provided by law, the trustee's exercise or non-exercise of its powers and discretions in good faith shall be conclusive on all persons. No one shall be obliged to see to the application of any money paid or property delivered to the trustee, except to the extent such person is acting as an investment manager as respects such money or property. The certificate of the trustee that it is acting according to this agreement will fully protect all persons dealing with the trustee. An insurance company may assume that this agreement and the plan have not been amended or changed unless notice of such amendment or change is received by the insurance company at its home office.


        IV-7. NO REVERSION IN EMPLOYER. The employer shall have no right, title or interest in the trust fund, nor shall any part of the trust fund revert or be repaid to the employer, directly or indirectly, unless:

        (a) the Internal Revenue Service initially determines that the plan does not meet the requirements of Section 401(a) of the Code, in which event the contributions made to the plan by the employer shall be returned to it within one year after the adverse determination;

        (b) a contribution is made by the employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

        (c) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

Contributions may be returned to the employer pursuant to subparagraph
(a) above only if they are conditioned upon initial qualification of the plan, and an application for determination was made by the time prescribed by law for filing the employer's Federal income tax return for the taxable year in which the plan was adopted (or such later date as the Secretary of the Treasury may prescribe). The amount of any contribution that may be returned to the employer pursuant to subparagraph (b) or (c) above must be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto, and in no event may the return of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan. The employer shall have sole responsibility for determining whether any of the conditions for repayment of contributions under subparagraphs (a) through (c) above have been met.


        IV-8. INTERESTS NOT TRANSFERABLE. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by a qualified domestic relations order as defined in
Section 414(p) of the Code, may
not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.


        IV-9. INDEMNIFICATION. To the extent permitted by applicable law, the employer shall indemnify and save harmless the trustee for and from any loss or expense (including reasonable attorneys' fees) arising (a) out of an authorized action hereunder taken in good faith by the trustee or any matter as to which this agreement provides that the trustee is directed, protected, not liable, or not responsible, or (b) by reason of any breach of any statutory or other duty owed to the plan by the employer, the administrator, or any investment manager or any delegate of any of them (and for the purposes of this sentence the trustee shall not be considered to be such a delegate), whether or not the trustee may also be considered liable for that other person's breach under the provisions of Section 405(a) of ERISA.


        IV-10. LITIGATION BY PARTICIPANTS. If a legal action begun against the trustee or the employer by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost to the trustee or the employer of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.


        IV-11. LIABILITIES MUTUALLY EXCLUSIVE. To the extent permitted by law, the trustee, an investment manager and the employer shall be responsible only for its own acts or omissions and the trustee shall not be required to collect any contribution from the employer or any other person or to verify that it is in the proper amount. No insurance company shall be a party to this agreement for any purpose or be responsible for the validity of this agreement, it being intended that an insurance company shall be liable only for the obligations set forth in the contracts issued by it.


        IV-12. WAIVER OF NOTICE. Any notice required under this agreement may be waived by the person entitled to such notice.


        IV-13. COUNTERPARTS. This agreement may be executed in two or more counterparts, any one of which will be an original without reference to the others.


        IV-14. GENDER AND NUMBER. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.


        IV-15. SUCCESSORS. This agreement shall be binding on all persons entitled to benefits under the plan and their respective heirs and legal representatives, on the employer and its successors and assigns and on the trustee and its successors. The term "employer" as used in the plan and this agreement includes any entity that continues the plan and this trust in effect, as provided in the plan.

        IV-16. SEVERABILITY. If any provision of the plan or this agreement is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of the plan and this agreement, and they shall be construed and enforced as if such illegal or invalid provision had never been inserted therein.



        IV-17. STATUTORY REFERENCES. Any references in the plan or this agreement to a Section of the Internal Revenue Code (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA") or the Tax Reform of 1986 shall include any comparable section or sections of any future legislation which amends, supplements or supersedes said Section.


        IV-18. DISCRETION OF THE TRUSTEE BINDING. Wherever in this trust it is provided that a power may be exercised or an action taken by the trustee requiring the exercise of discretion, the exercise of discretion by the trustee in conformance with Article II of the trust shall be absolute and bind- ing on the employer and participants under the plan.


        IV-19. DURATION OF TRUST. Unless sooner terminated, the trust created under this trust agreement shall continue for the maximum period of time which the laws of the Commonwealth of Massachusetts shall permit.


        IV-20. NO LIABILITY FOR ACTS OF PREDECESSOR AND SUCCESSOR TRUSTEES. The trustee shall have no liability for the acts or omissions of any predecessors or successors in office.



                                  ARTICLE V
                                  ---------

                 Amendment, Termination and Change of Trustee
                 --------------------------------------------

        V-1. AMENDMENT BY SPONSOR. The employer, by signing the adoption agreement, authorizes and empowers the sponsor to amend the trust from time to time, subject to the following:

        (a) Except as provided in subparagraphs (b) and (c) next below, no such amendment shall become effective until at least 30 days' prior written notice thereof has been given to the employer.

        (b) An amendment of the trust made under this paragraph, which the sponsor deems necessary or appropriate to enable the trust to meet the requirements of Section 401(a) of the Code, or any future legislation amending, supplementing or superseding said Section, may be made effective as of any date the sponsor deems appropriate.

        (c) An amendment of the trust made under this paragraph to conform the trust to any change in any law of the United States, any state or political subdivision thereof, or to any rule or regulation thereunder, may take effect as of the date such amendment is required to be effective under such law, rule or regulation.

        (d) Except as provided in paragraph IV-7, under no condition shall an amendment result in the return or repayment to the employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


        V-2. AMENDMENT BY EMPLOYER. This trust may not be amended by the employer, except with the advance written consent of the trustee. Except as provided in paragraph IV-7, under no condition shall an amendment result in the return or repayment to the employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


        V-3. TERMINATION. If the plan is terminated, this trust, including all rights, titles, powers, duties, discretions and immunities imposed on or reserved to the trustee, the administrator and the employer nevertheless shall continue in effect until all assets have been distributed by the trustee as directed by the administrator under the plan. Notwithstanding the foregoing, the trustee shall not be required to pay out any assets of the trust fund upon termination of the trust until the trustee has received written certification from the administrator that all provisions of law with respect to such termination have been complied with. The trustee shall rely conclusively on such written certification, and shall be under no obligation to investigate or otherwise determine its propriety.


        V-4. RESIGNATION AND REMOVAL OF TRUSTEE. The trustee acting hereunder may resign at any time by giving thirty days' prior written notice to the employer, which notice may be waived by the employer. The employer may remove the trustee at any time upon thirty days' prior written notice to the trustee, which notice may be waived by the trustee. In case of the resignation or removal of the trustee, the employer shall promptly appoint a successor trustee, and if no successor trustee has been appointed by the effective date of the trustee's resignation, the trustee may petition a court of competent jurisdiction to appoint a successor trustee at the expense of the trust fund. Any successor trustee shall have the same powers and duties as those conferred by this agreement as if originally named trustee. The removal of a trustee and the appointment of a new trustee shall be by a written instrument delivered to the trustee. Upon the appointment of a successor trustee, the resigning or removed trustee shall transfer or deliver the trust fund to such successor trustee.


                                  ARTICLE VI
                                  ----------

                Incorporation of Collective Investment Trusts
                ---------------------------------------------

        Notwithstanding any other provisions of this agreement, the trustee or any investment manager may cause any part or all of the trust assets for which it has investment responsibility to be invested in any common, collective or commingled trust fund or pooled investment fund qualified under Section 401(a) and entitled to tax exemption under Section 501(a) of the Code. To the extent trust assets are invested in any such common, collective or commingled trust fund or pooled investment fund, the provisions of the documents under which such fund is maintained, as amended from time to time, shall govern any investment therein, and such provisions are hereby incorporated herein and made a part of this agreement.